Mercury Advisors	www.mercury.ml.com

Prospectus
December 30, 2004

FAM Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mercury Low Duration Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Low Duration Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	7
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY LOW DURATION PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Agency Securities — debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

Corporate Bonds — fixed income debt securities issued by corporate issuers, as distinct from securities issued by a government or its agencies or instrumentalities.

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

MERCURY LOW DURATION PORTFOLIO AT A GLANCE

What is the Portfolio’s stated investment objective?

The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

What are the Portfolio’s main investment strategies?

The Portfolio invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, U.S. Government agency securities, corporate bonds, asset-backed securities, and mortgage backed securities. At least 70% of the Portfolio’s investments must be in securities rated A or better or — for short-term securities — in the second highest quality grade by a major rating agency. Up to 30% of its investments may be in securities rated BBB/Baa and up to 10% of its investments may be in securities rated below investment grade — that is, rated below BBB/Baa (none below B). Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds that permit the Portfolio to maintain a portfolio duration of one to three years. The Portfolio may actively and frequently trade its portfolio securities.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of bonds goes down. The value of the Portfolio’s shares also may be affected by market conditions and economic or political developments. The longer the duration of the Portfolio, the more the Portfolio’s price will go down if interest rates go up. Also, Portfolio management may select securities that underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies. In addition, there are specific factors that may affect the value of a particular investment. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio’s investments in debt securities will be subject to credit risk. Certain investments the Portfolio makes may also be subject to the risks associated with investments in mortgage-backed securities and asset backed securities, including prepayment risk and extension risk. Mortgage backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage backed securities may often not, therefore, be backed by the full faith and credit of the United States. Certain of the Portfolio’s investments may also be subject to call and redemption risk.

MERCURY LOW DURATION PORTFOLIO	3

[ICON] Key Facts

Mortgage Backed Securities — securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Duration — a measure of how much the price of a bond would change compared to a change in market interest rates.

Credit Risk — the risk that the issuer of bonds will be unable to pay the interest or principal when due.

Prepayment Risk — the risk that, when interest rates fall, certain obligations will be paid off by the obligor more quickly than anticipated and the proceeds will be reinvested at lower interest rates.

Extension Risk — the risk that, when interest rates rise, certain obligations will be paid off more slowly than anticipated and the value of these securities will fall.

Call and Redemption Risk — the risk a bond’s issuer may call a bond held by the Portfolio for redemption before it matures.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as an investment option. The contract owner does not become a Portfolio shareholder.

High portfolio turnover resulting from active and frequent trading results in higher mark ups and other transaction costs.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Are looking for an investment that provides income.
•	Want a professionally managed and diversified portfolio of bonds that provide a low duration.
•	Are willing to accept the risk that the value of your investment may decline as the result of interest rate movements in order to seek to maximize total return, consistent with the preservation of capital.

RISK/RETURN BAR CHART

Because the Portfolio is new, it does not have performance information.

4	MERCURY LOW DURATION PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.46%	0.46%	0.46%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.25%	0.25%	0.25%

Total Annual Portfolio Operating Expenses(b)(c)	0.71%	0.86%	0.96%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.66%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.66%, 0.81% and 0.91% for Classes I, II and III respectively.

MERCURY LOW DURATION PORTFOLIO	5

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$73	$227

Class II*	$88	$274

Class III*	$98	$306

*	Based on estimated expenses for the Portfolio’s current fiscal year.

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

6	MERCURY LOW DURATION PORTFOLIO

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Portfolio is managed by a team of investment professionals.

Patrick Maldari has been a Managing Director of the Investment Adviser since 2004, and has been a portfolio manager with the Investment Adviser since 1987.

HOW THE PORTFOLIO INVESTS

The Portfolio’s investment objective is to maximize total return, consistent with capital preservation.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. The total rate of return for the Portfolio is expected to rise and fall less than a longer duration bond fund.

The Portfolio invests mainly in investment grade, interest-bearing securities of varying maturities. These include:

•	U.S. Government securities and U.S. Government agency securities
•	preferred stocks
•	mortgage backed and other asset-backed securities
•	corporate bonds
•	bonds that are convertible into stocks

The Investment Adviser sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality.

The Portfolio invests in bonds within the following ratings limitation guidelines:

•	at least 70% of total assets in bonds rated at least A or, if short-term, the second highest quality grade, by a major rating agency such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”)
•	up to 30% of total assets in bonds rated Baa by Moody’s or BBB by S&P
•	up to 10% of total assets in bonds rated below investment grade (below Baa/BBB), but none below B

MERCURY LOW DURATION PORTFOLIO	7

[ICON] Details About the Portfolio

James J. Pagano has been a Director of the Investment Adviser since 2004 and was a Vice President of the Investment Adviser from 1997 to 2004. Mr. Pagano has been a portfolio manager with the Investment Adviser since 2001.

John Burger has been a Managing Director of the Investment Adviser since 2002 and was Director at the Investment Adviser from 1996 to 2004 and a portfolio manager therewith since 1992.

Frank Viola has been a Managing Director and head of the Structured Products Investment Team at the Investment Adviser since 2001 and has been a portfolio manager with the Investment Adviser since 1997.

Mr. Maldari and Mr. Pagano are primarily responsible for the day-to-day management of the Portfolio, and have been the Portfolio’s senior portfolio managers since its inception.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

Portfolio management may invest in unrated securities that Portfolio management considers to be of comparable quality to the above. After the Portfolio buys a security, it may be given a lower rating or stop being rated. This will not require the Portfolio to sell it, but Portfolio management will consider the change in rating in deciding whether to keep the security.

In choosing investments, Portfolio management considers both maturity and duration:

Maturity — The effective maturity of a bond is the weighted average period over which principal is expected to be repaid. Stated maturity is the date when the issuer is scheduled to make the final payment of principal. Effective maturity is different than stated maturity because it estimates the effect of expected principal prepayments and call provisions.

Duration — Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any bond with interest payments occurring before principal is repaid, duration is ordinarily less than maturity. Generally, the lower the stated or coupon rate of interest of a bond, the longer the duration. The higher the stated or coupon rate of interest of a bond, the shorter the duration. The calculation of duration is based on estimates.

Duration is a tool to measure interest rate risk. Assuming a 1% change in interest rates and the duration shown below, the Portfolio’s price would change as follows:

Duration	Change in Interest Rates

2 yrs.	1% decline — 2% gain in Portfolio price

1% rise — 2% decline in Portfolio price

Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the price of the Portfolio and may correlate with changes in interest rates. These factors can increase swings in the Portfolio’s share price during periods of volatile interest rate changes.

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate above 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by

8	MERCURY LOW DURATION PORTFOLIO

Municipal Bonds — debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher mark ups and other transaction costs and can affect the Portfolio’s performance.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

The Portfolio also may invest in:

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances
•	repurchase agreements, reverse repurchase agreements and dollar rolls
•	obligations of foreign governments or their subdivisions, agencies and instrumentalities
•	obligations of international agencies or supra-national entities
•	municipal bonds

The Portfolio may invest in foreign bonds as follows:

•	up to 25% of total assets in foreign bonds that are denominated in U.S. dollars
•	up to 15% of total assets in foreign bonds that are not denominated in U.S. dollars
•	up to 15% of total assets in emerging market foreign bonds

To meet redemptions and when waiting to invest cash receipts, the Portfolio may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. For temporary or defensive purposes, the Portfolio may invest up to 100% of its assets in short-term, investment grade bonds and other money market instruments in response to adverse market, economic or political conditions. The Portfolio may not achieve its objective using this type of investing.

MERCURY LOW DURATION PORTFOLIO	9

[ICON] Details About the Portfolio

The Portfolio may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index (such as the Standard & Poor’s 500 Index). The derivatives that the Portfolio may use include but are not limited to futures contracts and options thereon and indexed and inverse floating rate securities.

The Portfolio may lend its portfolio securities and invest its uninvested cash balances in affiliated money market funds. The Portfolio may also use other types of investments and investment strategies, including, when-issued securities, delayed-delivery securities and forward commitments, variable rate demand obligations and corporate loans.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this portfolio is discussed in the Other Important Information section of this Prospectus. If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY LOW DURATION PORTFOLIO

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MERCURY LOW DURATION PORTFOLIO

Mercury Global SmallCap Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Global SmallCap Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	7
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY GLOBAL SMALLCAP PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Smallcap Issuers — Smallcap issuers are those whose market capitalization is similar to the market capitalization of companies in the MSCI World Small Cap IndexSM at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies for purposes of the 80% policy. As of September 30, 2004, the MSCI World Small Cap IndexSM included companies with capitalizations between $47 million and $3.9 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

MERCURY GLOBAL SMALLCAP PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long-term growth of capital.

What are the Portfolio’s main investment strategies?

The Portfolio seeks to achieve its objective by investing primarily in a portfolio of equity securities of smallcap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of smallcap issuers. The Portfolio will invest in securities of issuers from a variety of countries, including those in emerging markets. Because its strategy of investing in smallcap issuers is applied on a global basis, some of the smallcap issuers in which the Portfolio invests may rank among the largest companies in terms of market capitalization in certain countries. The Portfolio may also invest in equity securities issued by emerging growth companies. Except for unusual circumstances, the Portfolio will at all times be invested in securities from at least three different countries. The Portfolio may also invest in issuers that have larger market capitalizations. For purposes of the above policies, market capitalizations are determined at the time of purchase. The Portfolio can invest in securities denominated in either U.S. dollars or foreign currencies.

Portfolio management chooses securities using a combination of “top down” and “bottom up” investment styles.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio invests primarily in smallcap companies and emerging growth companies. Smallcap and emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a smaller number of key personnel. If a product fails, or if management changes, or if there are other

MERCURY GLOBAL SMALLCAP PORTFOLIO	3

[ICON] Key Facts

Emerging Growth Companies — companies of any market capitalization without a long or consistent history of earnings but that Portfolio management believes have the potential for earnings growth over an extended period of time.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as a investment option. The contract owner does not become a Portfolio shareholder.

adverse developments, the Portfolio’s investment in a small or emerging growth company may lose substantial value. The securities of small and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in smaller and emerging growth companies requires a long term view.

The Portfolio may invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Are investing with long term goals
•	Want a professionally managed and diversified portfolio of global smallcap investments
•	Are looking for exposure to a variety of foreign markets
•	Are willing to accept the risks of smallcap, emerging growth and foreign investing in order to seek long term growth of capital
•	Are not looking for a significant amount of current income
•	Are using the Portfolio to fund a portion of your variable annuity or insurance contract and do not consider investment in the Portfolio a complete investment program

RISK/RETURN BAR CHART
Because the Portfolio is new, it does not have performance information.

4	MERCURY GLOBAL SMALLCAP PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.85%	0.85%	0.85%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.29%	0.29%	0.29%

Total Annual Portfolio Operating Expenses(b)(c)	1.14%	1.29%	1.39%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 1.17%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice.

MERCURY GLOBAL SMALLCAP PORTFOLIO	5

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$116	$362

Class II*	$131	$409

Class III*	$142	$440

*	Based on estimated expenses for the Portfolio’s current fiscal year

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

6	MERCURY GLOBAL SMALLCAP PORTFOLIO

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGER

Kenneth L. Chiang has been the portfolio manager of the Portfolio since its inception. Mr. Chiang has been a Managing Director of the Investment Adviser since 2000 and was a First Vice President thereof from 1998 to 2000. Prior to joining the Investment Adviser, Mr. Chiang was managing partner of Samuel Asset Management from 1997 to 1998.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The Portfolio’s investment objective is to seek long-term growth of capital.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its investment objective.

The Portfolio invests in a diversified portfolio primarily consisting of equity securities of smallcap issuers in various foreign countries and in the United States. Equity securities consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Rights to subscribe for common stock
•	Derivative securities or instruments, such as options and futures, the value of which is based on a common stock or group of common stocks

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of smallcap issuers. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Because its strategy of investing in smallcap issuers is applied on a global basis, some of the smallcap issuers in which the Portfolio invests may rank among the largest companies in terms of market capitalization in certain countries. The Portfolio may also invest in emerging growth companies. The Portfolio will focus on investments in common stock.

The Portfolio may invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of the Portfolio’s investments. Portfolio management, however, anticipates that a substantial portion of the Portfolio’s investments will be in companies in the developed countries of Europe and the Far East. The Portfolio may also invest in companies in emerging markets such as those in Eastern Europe, Latin America and the Far East, and Portfolio management anticipates that a significant portion of the Portfolio’s investments will be in companies in such developing countries. The Portfolio will, under normal conditions, have at least 66% of its total assets invested in securities from at least three different countries. The Portfolio may invest both in U.S. dollar denominated securities and in securities denominated in currencies other than the U.S. dollar. The Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates.

MERCURY GLOBAL SMALLCAP PORTFOLIO	7

[ICON] Details About the Portfolio

Portfolio management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Portfolio seeks to allocate its investments to markets that Portfolio management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. “Bottom up” means that the Portfolio also selects investments based on Portfolio management’s assessment of the earning prospects of individual companies.

When assessing potential investments, Portfolio management seeks to identify companies in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. The Portfolio also invests in securities of relatively more developed companies that Portfolio management believes will receive greater market recognition as well as in securities of mature companies that Portfolio management believes are relatively undervalued in the marketplace.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever Portfolio management sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

The Portfolio may also invest in equity securities of issuers that have larger individual market capitalizations and in debt securities, foreign sovereign debt obligations, U.S. Government obligations and short-term securities including money market securities or commercial paper. The Portfolio may invest in debt securities that are rated below investment grade, which are commonly known as “junk” bonds. When choosing debt securities, Portfolio management considers various factors including the credit quality of issuers and yield analysis.

The Portfolio may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Portfolio management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

The Portfolio may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

8	MERCURY GLOBAL SMALLCAP PORTFOLIO

Short Sales — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

The Portfolio may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Portfolio may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Portfolio may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index.

The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Portfolio may also make short sales “against-the-box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. For temporary defensive purposes, the Portfolio also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Portfolio will make temporary defensive investments only to the extent that Portfolio management believes they present less risk than the Portfolio’s usual investments, temporary defensive investments may limit the Portfolio’s ability to achieve long-term growth of capital.

The Portfolio may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The Portfolio may also use other types of investments and investment strategies, including, initial public offerings, illiquid securities, restricted securities, Rule 144A securities, repurchase agreements and purchase and sale contracts, depositary receipts, standby commitment agreements and when-issued, delayed delivery securities and forward commitments.

MERCURY GLOBAL SMALLCAP PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this Portfolio is discussed in the Other Important Information section of this Prospectus. If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY GLOBAL SMALLCAP PORTFOLIO

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MERCURY GLOBAL SMALLCAP PORTFOLIO

Mercury Equity Dividend Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Equity Dividend Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	7
	Investment Risks	8

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY EQUITY DIVIDEND PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Convertible Security — a fixed income security, such as a bond or preferred stock, that is exchangeable for shares of common stock of the issuer or of another company.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

MERCURY EQUITY DIVIDEND PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long-term total return and current income.

What are the Portfolio’s main investment strategies?

The Portfolio seeks to achieve its objective by investing primarily in a portfolio of equity securities. It tries to choose investments that will increase in value over the long term as well as provide current income. The Portfolio’s investments emphasize long-term total return more than current income.

Total return consists of increases in value from both capital appreciation and income. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Portfolio will focus on issuers that have good prospects for capital appreciation. Portfolio management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the Portfolio will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or Portfolio management believes such securities have particularly good prospects for capital appreciation. The Portfolio may invest in companies with any market capitalization. The Portfolio’s portfolio, in the aggregate, will be structured in a manner designed to produce potential long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities. The Portfolio may also invest in convertible securities and non-convertible preferred stock. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. These changes may occur because a particular market is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

MERCURY EQUITY DIVIDEND PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as a investment option. The contract owner does not become a Portfolio shareholder.

The Portfolio may invest in foreign securities. Because foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks. In addition, investments in securities denominated in foreign currencies involve the risk that these currencies may decline in value relative to the U.S. dollar, which decreases the value of the investments in U.S. dollar terms.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Are looking for capital appreciation for long-term goals, but also seek some current income
•	Want a professionally managed and diversified portfolio of equity securities
•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term total return and current income

RISK/RETURN BAR CHART

Because the Portfolio is new, it does not have performance information.

4	MERCURY EQUITY DIVIDEND PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.60%	0.60%	0.60%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.23%	0.23%	0.23%

Total Annual Portfolio Operating Expenses(b)(c)	0.83%	0.98%	1.08%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.94%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice.

MERCURY EQUITY DIVIDEND PORTFOLIO	5

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$ 85	$265

Class II*	$100	$312

Class III*	$110	$343

*	Based on estimated expenses for the Portfolio’s current fiscal year.

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

6	MERCURY EQUITY DIVIDEND PORTFOLIO

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGER

Robert M. Shearer has been Vice President and the portfolio manager of the Portfolio since its inception. Mr. Shearer has been Managing Director of the Investment Adviser since 2000. He was First Vice President of the Investment Adviser from 1998 to 2000.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The investment objective of the Portfolio is to seek long-term total return and current income.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its investment objective.

The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Total return consists of increases in value from both capital appreciation and income. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. The Portfolio will focus on issuers that have good prospects for capital appreciation.

Portfolio management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend paying stocks could go out of favor. During such periods, the Portfolio may underperform other equity funds that do not emphasize investments in dividend paying stocks. The Portfolio may invest in companies with any market capitalization. The Portfolio’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

The Portfolio may also invest in securities convertible into common stock, non-convertible preferred stock and debt securities. The Portfolio invests mainly in U.S. companies, but may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may invest in securities from any country. The Portfolio may invest in securities denominated in currencies other than the U.S. dollar.

The Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever Portfolio management sees an appropriate opportunity. For example, the Portfolio may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the Portfolio identifies another company with more attractive prospects.

MERCURY EQUITY DIVIDEND PORTFOLIO	7

[ICON] Details About the Portfolio

Investment Grade — securities rated in the four highest rating categories by the nationally recognized statistical rating organizations, including Moody’s Investor Services, Inc., Standard & Poor’s and Fitch Ratings.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

The Portfolio may use derivatives, such as futures, options and indexed securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the S&P 500 Index. The Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek increased return. The Portfolio may also invest in illiquid securities or enter into repurchase agreements.

The Portfolio may invest in investment grade debt securities of any maturity.

The Portfolio will normally invest a portion of its assets in short term debt securities, money market securities, including repurchase agreements, or cash. The Portfolio invests in such securities or cash when Portfolio management is unable to find enough attractive long-term investments to reduce exposure to stocks when Portfolio management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Portfolio’s assets. As a temporary measure for defensive purposes, the Portfolio may invest more heavily in these securities or cash, without limitation. During such periods, the Portfolio’s investments in dividend-paying common stocks will be limited and the Portfolio may, therefore, not be able to achieve its investment objective.

The Portfolio may also lend its portfolio securities and invest its uninvested cash balances in affiliated money market funds. The Portfolio may use other types of investments and investment strategies, including, borrowing, illiquid securities, restricted securities, when issued and delayed delivery securities, stand by commitment agreements and Rule 144A securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

8	MERCURY EQUITY DIVIDEND PORTFOLIO

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this Portfolio is discussed in the Other Important Information section of this Prospectus. If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERCURY EQUITY DIVIDEND PORTFOLIO	9

Mercury Mid Cap Value Opportunities Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Mid Cap Value Opportunities Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	7
	Investment Risks	9

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

Mid Cap Companies — mid cap companies are those whose market capitalization is similar to the market capitalization of companies in the Russell Mid Cap® Index or the S&P Mid Cap® 400 Index at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered mid cap companies for purposes of the Portfolio’s 80% investment policy. As of September 30, 2004, the Russell Mid Cap® Index included companies with capitalizations between $477 million and $20 billion and the S&P Mid Cap® 400 Index included companies with capitalizations between $189 million and $23 billion. The market capitalizations of the companies in each index change with market conditions and the composition of the index.

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek capital appreciation and, secondarily, income.

What are the Portfolio’s main investment strategies?

The Portfolio seeks to achieve its objective by investing in securities, primarily in equity securities, that Portfolio management believes are undervalued and therefore represent an investment value. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid cap companiess. The Portfolio purchases securities that Portfolio management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Portfolio management places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Portfolio purchases primarily common stock of U.S. companies in trying to meet its objective. The Portfolio may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because the stock market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Portfolio management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio will invest primarily in mid cap companies, which may be less liquid and more volatile than larger capitalization companies.

The Portfolio follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO	3

[ICON] Key Facts

Common Stock — securities representing shares of ownership of a corporation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as a investment option. The contract owner does not become a Portfolio shareholder.

The Portfolio may invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Are investing to achieve long term goals
•	Want a professionally managed and diversified portfolio of equity securities issued by mid cap companies
•	Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation
•	Are not looking for a significant amount of current income

RISK/RETURN BAR CHART

Because the Portfolio is new, it does not have performance information.

4	MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.65%	0.65%	0.65%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.25%	0.25%	0.25%

Total Annual Portfolio Operating Expenses(b)(c)	0.90%	1.05%	1.15%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 1.03%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice.

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO	5

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$ 92	$287

Class II*	$107	$334

Class III*	$117	$365

*	Based on estimated expenses for the Portfolio’s current fiscal year.

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

6	MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGER

R. Elise Baum is a Vice President and the portfolio manager of the Portfolio. Ms. Baum has been a Managing Director of the Investment Adviser since 2000, and was First Vice President from 1999 to 2000, was a Director from 1997 to 1999. Ms. Baum has been the Portfolio’s portfolio manager since its inception.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The Portfolio’s investment objective is to seek capital appreciation and, secondarily, income.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its investment objective.

The Portfolio seeks to achieve its objective by investing in securities, primarily in equity securities, that Portfolio management believes are undervalued and therefore represent an investment value. The Portfolio invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of mid cap companies. This policy is a non-fundamental investment policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

In selecting securities, Portfolio management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Portfolio management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover.

Portfolio management seeks to invest in mid cap companies that:

•	are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value, or price/earnings, price/sales or price/cash flow ratios;
•	have strong management;
•	have particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or
•	have the potential to increase earnings over an extended period of time.

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO	7

[ICON] Details About the Portfolio

Portfolio management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Portfolio may also purchase the stock of a company that has suffered a recent earnings decline if Portfolio management believes that the decline is temporary or cyclical and will not significantly affect the company’s long term growth prospects.

The Portfolio may sell a security if, for example, the stock price increases to the high end of its historical valuation range based on one or more measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Portfolio management may also sell a security if it determines that the issuer no longer meets the criteria it has established for the purchase of such securities, or if Portfolio management thinks there is a more attractive investment opportunity elsewhere.

The Portfolio may invest up to 30% of its total assets in the securities of foreign companies.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

Under normal circumstances, the Portfolio may invest up to 20% of its total assets in equity securities of large cap or small cap companies, including emerging growth companies. The Portfolio may also invest in preferred stocks and non-convertible debt securities.

The Portfolio may use derivatives to increase returns or to hedge the portfolio against interest rate and currency risks. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures and forward foreign exchange transactions.

As a temporary measure for defensive purposes, the Portfolio may invest without limit in short term investment grade debt securities, such as commercial paper or Treasury bill agreements. The Portfolio may also increase its investment in these securities when Portfolio management is unable to find enough attractive long term investments, to reduce exposure to long term investments when Portfolio management believes it is advisable to do so on a temporary basis, or to meet redemptions. Short term investments may, therefore, limit the potential for the Portfolio to achieve its investment objective.

8	MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO

Short sale — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

The Portfolio may also engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets.

The Portfolio may also make short sales “against-the-box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The Portfolio may use other types of investments and investment strategies, including, warrants, depositary receipts, repurchase agreements, when-issued securities, delayed-delivery securities and forward commitments, borrowing illiquid securities, restricted securities, and Rule 144A securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this Portfolio is discussed in the Other Important Information section of this Prospectus. If you would like further information about the Portfolio, including how the Portfolio invests, please see the Statement of Additional Information.

MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO	9

Mercury Small Cap Index Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury Small Cap Index Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	7
	Investment Risks	9

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY SMALL CAP INDEX PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Small Capitalization — as of September 30, 2004, the largest stock on Russell 2000® Index had a market capitalization of approximately $2.9 billion and the smallest stock in the index had a market capitalization of approximately $49 million.

MERCURY SMALL CAP INDEX PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Small Cap Index Portfolio is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Portfolio expenses. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies in a wide range of businesses.

What are the Portfolio’s main investment strategies?

The Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000. The Portfolio will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the Russell 2000. The Portfolio may change its target index if Portfolio management believes a different index would better enable the Portfolio to match the performance of the market segment represented by the Russell 2000.

The Portfolio invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000. The Portfolio will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. The Portfolio chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the Russell 2000 as a whole.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. Changes in the value of the Portfolio’s equity investments may occur because a particular stock market is rising or falling or as the result of specific factors that affect the value of particular investments. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio is also subject to selection risk, which is the risk that the Portfolio’s investments, which may not fully replicate the index, may underperform the securities in the index. The Portfolio will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Portfolio will generally not attempt to hedge against adverse market movements. Therefore, the Portfolio might go down in value more

MERCURY SMALL CAP INDEX PORTFOLIO	3

[ICON] Key Facts

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as a investment option. The contract owner does not become a Portfolio shareholder.

Volatility — the amount and frequency of changes in a security’s value.

than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Portfolio will attempt to track the Russell 2000 as closely as possible, it will tend to underperform the index to some degree over time.

The Portfolio is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By investing in securities of a smaller number of issuers, the Portfolio is more exposed to the risks associated with and developments affecting each investment, which may have a greater effect on the Portfolio’s performance. This hurts the Portfolio’s performance when its investments are unsuccessful, although it may help the Portfolio’s performance when its investments are successful.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Want to invest in smaller capitalization U.S. companies and can accept the additional risk and volatility associated with stocks of these companies
•	Are investing with long term goals
•	In seeking to match the performance of the Russell 2000, are willing to accept the risk that the value of your investment may decline
•	Are not looking for a significant amount of current income

RISK/RETURN BAR CHART

Because the Portfolio is new, it does not have performance information.

4	MERCURY SMALL CAP INDEX PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.30%	0.30%	0.30%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.26%	0.26%	0.26%

Total Annual Portfolio Operating Expenses(b)(c)	0.56%	0.71%	0.81%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.55%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.55%, 0.70% and 0.80% for Classes I, II and III respectively.

MERCURY SMALL CAP INDEX PORTFOLIO	5

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$57	$179

Class II*	$73	$227

Class III*	$83	$259

*	Based on estimated expenses for the Portfolio’s current fiscal year.

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

6	MERCURY SMALL CAP INDEX PORTFOLIO

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGERS

The Portfolio is managed by the Mercury Advisors’ Index Management Team.

Richard Vella is a Vice President and portfolio manager of the Portfolio. Mr. Vella has been a Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999. Mr. Vella was a Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999. Mr. Vella has been primarily responsible for the management of the Portfolio’s portfolio since its inception.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The investment objective of the Small Cap Index Portfolio is to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Portfolio expenses.

Outlined below are the main strategies the Small Cap Index Portfolio uses in seeking to achieve its investment objective:

The Portfolio will not attempt to buy or sell securities based on Portfolio management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Portfolio management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 before deduction of Portfolio expenses. The Portfolio will buy or sell securities only when Portfolio management believes it is necessary to do so in order to match the performance of the Russell 2000. Accordingly, it is anticipated that the Portfolio’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Portfolio has operating and other expenses, while the Russell 2000 does not. Therefore, the Portfolio will tend to underperform the Russell 2000 to some degree over time.

The Portfolio will be substantially invested in securities in the Russell 2000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the Russell 2000. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days’ prior notice to shareholders. The Portfolio may change its target index if Portfolio management believes a different index would better enable the Portfolio to match the performance of the market segment represented by the Russell 2000 and, accordingly, the investment objective of the Portfolio may be changed without shareholder approval.

The Russell 2000 is composed of the common stocks of the 1,001st through the 3,000th largest U.S. companies by market capitalization, as determined by the Frank Russell Company. The stocks represented in the index are issued by small capitalization U.S. companies in a wide range of businesses. The Russell 2000 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks.

MERCURY SMALL CAP INDEX PORTFOLIO	7

[ICON] Details About the Portfolio

Frank Russell Company’s selection of a stock for the Russell 2000 does not mean that Frank Russell Company believes the stock to be an attractive investment.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Portfolio). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

The Portfolio will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, the Portfolio may invest in a statistically selected sample of the stocks included in the Russell 2000. The Portfolio will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

Other strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

The Portfolio may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent the Portfolio invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Portfolio will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Portfolio’s exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times. The Portfolio may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

The Portfolio may also invest uninvested cash balances in affiliated money market funds.

8	MERCURY SMALL CAP INDEX PORTFOLIO

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Portfolio must purchase the security to return it to the lender.

The Portfolio may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Russell 2000. Derivatives allow the Portfolio to increase or decrease its exposure to the Russell 2000 quickly and at less cost than buying or selling stocks. The Portfolio will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Portfolio may also use other types of investments and investment strategies, including borrowing, restricted securities, and Rule 144A securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this Portfolio is discussed in the Other Important Information Section of this Prospectus. If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERCURY SMALL CAP INDEX PORTFOLIO	9

Mercury International Index Portfolio

		PAGE
[ICON]	KEY FACTS

	Mercury International Index Portfolio at a Glance	3
	Risk/Return Bar Chart	5
	Fees and Expenses	6
	Financial Highlights	7

[ICON]	DETAILS ABOUT THE PORTFOLIO

	How the Portfolio Invests	8
	Investment Risks	10

	OTHER IMPORTANT INFORMATION

[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	How to Buy and Sell Shares	I-18

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERCURY INTERNATIONAL INDEX PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

MERCURY INTERNATIONAL INDEX PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the International Index Portfolio is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Portfolio expenses. The EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger-capitalization companies in these markets.

The weighting of the EAFE Index is based on the relative market capitalization of each of the countries in the index.

What are the Portfolio’s main investment strategies?

The Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index. The Portfolio will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or correlated with the EAFE Index. The Portfolio may change its target index if Portfolio management believes a different index would better enable the Portfolio to match the performance of the market segment represented by the EAFE Index.

The Portfolio invests in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments linked to the EAFE Index. The Portfolio will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Portfolio may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its investment objectives.

As with any fund, the value of the Portfolio’s investments — and therefore the value of the Portfolio’s shares — may fluctuate. Changes in the value of the International Index Portfolio’s equity investments may occur because a particular stock market is rising or falling or as the result of specific factors that affect the value of particular investments. If the value of the Portfolio’s investments goes down, you may lose money.

MERCURY INTERNATIONAL INDEX PORTFOLIO	3

[ICON] Key Facts

Volatility — the amount and frequency of changes in a security’s value.

Currently, the Portfolio will invest primarily in foreign securities. The Portfolio will invest principally in securities denominated in foreign currencies. The Portfolio’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, the foreign securities in which the Portfolio will invest are subject to significant changes in value due to exchange rate fluctuations.

The Portfolio is also subject to selection risk, which is the risk that the Portfolio’s investments, which may not fully replicate the index, may underperform the securities in the index. The Portfolio will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Portfolio will generally not attempt to hedge against adverse market movements. Therefore, the Portfolio might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Portfolio will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

The Portfolio is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By investing in securities of a smaller number of issuers, the Portfolio is more exposed to the risks associated with and developments affecting each investment, which may have a greater effect on the Portfolio’s performance. This hurts the Portfolio’s performance when its investments are unsuccessful, although it may help the Portfolio’s performance when its investments are successful.

4	MERCURY INTERNATIONAL INDEX PORTFOLIO

Contract — the Portfolio offers its shares only to participating insurance companies. These insurance companies write variable annuity and/or variable life insurance contracts that allow the contract owner to choose the Portfolio as a investment option. The contract owner does not become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

The Portfolio may be an appropriate investment to fund a portion of a variable annuity or insurance contract for contract owners who:

•	Are looking for exposure to a variety of foreign markets and can accept the additional risk and volatility associated with foreign investing
•	Are investing with long term goals
•	In seeking to match the performance of the EAFE Index, are willing to accept the risk that the value of your investment may decline
•	Are not looking for a significant amount of current income

RISK/RETURN BAR CHART

Because the Portfolio is new, it does not have performance information.

MERCURY INTERNATIONAL INDEX PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

The Portfolio offers three classes of shares to the participating insurance companies to support your Contract. Although your money will be invested the same way no matter which class of shares funds your Contract, there are differences among the fees and expenses associated with each class. Every Contract is not eligible to purchase each class.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)	Class I	Class II	Class III

Management Fees	0.35%	0.35%	0.35%

Distribution (12b-1) Fees	None	0.15%	0.25%

Other Expenses (including transfer agency fees)(a)(b)	0.32%	0.32%	0.32%

Total Annual Portfolio Operating Expenses(b)(c)	0.67%	0.82%	0.92%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Based on estimated expenses for the Portfolio’s current fiscal year.
(c)	The Investment Adviser has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses do not exceed 0.59%, exclusive of distribution fees. The Investment Adviser may discontinue or reduce this waiver at any time without notice. After taking into account this waiver and/or reimbursement, the Total Annual Portfolio Operating Expenses are 0.59%, 0.74% and 0.84% for Classes I, II and III respectively.

6	MERCURY INTERNATIONAL INDEX PORTFOLIO

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I*	$68	$214

Class II*	$84	$262

Class III*	$94	$293

*	Based on estimated expenses for the Portfolio’s current fiscal year.

FINANCIAL HIGHLIGHTS

Because the Portfolio is new, it does not have financial performance information.

MERCURY INTERNATIONAL INDEX PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGER

The Portfolio is managed by the Mercury Advisors’ Index Management Team.

Richard Vella is a Vice President and portfolio manager of the Portfolio. Mr. Vella has been a Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999. Mr. Vella was a Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999. Mr. Vella has been primarily responsible for the management of the Portfolio’s portfolio since its inception.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Mercury Advisors.

HOW THE PORTFOLIO INVESTS

The investment objective of the International Index Portfolio is to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (Capitalization Weighted) Index in U.S. dollars with net dividends (the “EAFE Index”) as closely as possible before the deduction of Portfolio expenses.

Outlined below are the main strategies the International Index Portfolio uses in seeking to achieve its investment objective:

The Portfolio will not attempt to buy or sell securities based on Portfolio management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Portfolio management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index before deduction of Portfolio expenses. The Portfolio will buy or sell securities only when Portfolio management believes it is necessary to do so in order to match the performance of the EAFE Index. Accordingly, it is anticipated that the Portfolio’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Portfolio has operating and other expenses, while the EAFE Index does not. Therefore, the Portfolio will tend to underperform the EAFE Index to some degree over time.

The Portfolio will be substantially invested in securities in the EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are contained in or correlated with securities in the EAFE Index. This is a non-fundamental policy of the Portfolio and may not be changed without 60 days’ prior notice to shareholders. The Portfolio may change its target index if Portfolio management believes a different index would better enable the Portfolio to match the performance of the market segment represented by the EAFE Index and, accordingly, the investment objective of the Portfolio may be changed without shareholder approval.

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative

8	MERCURY INTERNATIONAL INDEX PORTFOLIO

market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the largest capital market (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. (“Morgan Stanley”). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. Morgan Stanley’s selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.

The Portfolio will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Portfolio may not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as in the EAFE Index. Instead, the International Index Portfolio may invest in a statistically selected sample of equity securities included in the EAFE Index and in derivative instruments correlated with components of the EAFE Index as a whole.

Other strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investments and investment strategies, including:

The Portfolio may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent the Portfolio invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Portfolio will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Portfolio’s exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times. The Portfolio may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

The Portfolio may also invest uninvested cash balances in affiliated money market funds.

MERCURY INTERNATIONAL INDEX PORTFOLIO	9

[ICON] Details About the Portfolio

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Portfolio must purchase the security to return it to the lender.

The Portfolio may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the EAFE Index. Derivatives allow the Portfolio to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Portfolio will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Portfolio may also use other types of investments and investment strategies, including borrowing, restricted securities, and Rule 144A securities.

INVESTMENT RISKS

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about this Portfolio is discussed in the Other Important Information section of this Prospectus. If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERCURY INTERNATIONAL INDEX PORTFOLIO

(This page intentionally left blank)

MERCURY INTERNATIONAL INDEX PORTFOLIO

Other Important Information [ICON]

FAM Series Fund, Inc.
Class I Shares

This Other Important Information section constitutes part of the Prospectus for the Class I shares of Mercury Low Duration Portfolio, Mercury Global SmallCap Portfolio, Mercury Equity Dividend Portfolio, Mercury Mid Cap Value Opportunities Portfolio, Mercury Small Cap Index Portfolio and Mercury International Index Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

PAGE
[ICON]	YOUR ACCOUNT

	The Insurance Companies	I-3
	Investment Strategies	I-4
	Types of Investment Risk	I-13
	Special Risks Associated with Foreign Investments Generally	I-15
	How to Buy and Sell Shares	I-18
	How Shares are Priced	I-20
	Dividends and Taxes	I-22

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	I-23
	Additional Information	I-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

FAM SERIES FUND, INC.

Your Account [ICON]

THE INSURANCE COMPANIES

Shares of the Portfolios are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies. Certain Insurance Companies may be affiliates of Mercury Advisors, the Portfolios’ investment adviser.

Shares of the Portfolios are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Portfolio, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Portfolios will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Portfolio. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Portfolio or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Portfolio and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Portfolio may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to insurance companies and other financial intermediaries for providing services intended to result in the sale of Portfolio shares, for contract owner account maintenance activities, or for sub-transfer agency services provided to individual contract owners where the insurance company separate account maintains omnibus accounts with the Fund’s transfer agent.

FAM SERIES FUND, INC.	I-3

[ICON] Your Account

INVESTMENT STRATEGIES

This section contains a discussion of certain investments and investment strategies that may be used by one or more of the Portfolios. The forepart of this Prospectus indicates which of the following strategies may be used by each Portfolio. The risks associated with each of these strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any fund, there can be no guarantee that a Portfolio will meet its objectives or that a Portfolio’s performance will be positive for any period of time.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short Sales — Because making short sales of securities that it does not own exposes a Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Derivatives — A Portfolio may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

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Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being

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hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. No Portfolio is required to use hedging and each may choose not to do so.

When a Portfolio uses derivatives to seek to enhance returns, its investments will expose the Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Illiquid Securities — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at current value. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, a Portfolio will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

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When-Issued Securities, Delayed-Delivery Securities and Forward Commitments —When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Portfolio loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When-issued and delayed-delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of commitment. If this happens, the value of the when-issued or delayed-delivery security will generally decline.

Indexed and Inverse Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and a Portfolio’s investment in such instruments may decline significantly in value if interest rates or equity index levels move in a way Portfolio management does not anticipate.

Indexed and Inverse Floating Rate Securities — Certain Portfolios may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Certain Portfolios may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

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Junk Bonds — Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that a Portfolio’s Investment Adviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates,

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prepayments may occur at a slower rate than expected. As a result, the average maturity of a Portfolio’s portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

Municipal Bonds — Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

A Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Variable Rate Demand Obligations — These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond’s maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, a Portfolio may be adversely affected. In addition, these securities are subject to credit risk.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

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Sovereign Debt — Certain Portfolios may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Portfolio to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

Repurchase Agreements; Purchase and Sale Contracts — Certain Portfolios may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price. This insulates a Portfolio from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Portfolio may lose money.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate.

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The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Swap Agreements — Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that a Portfolio will not be able to meet its obligations to pay the other party to the agreement.

Depositary Receipts — Certain Portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Portfolio. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case a Portfolio loses both the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

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Covered Call Options — Certain Portfolios can sell covered call options which are options that give the purchaser the right to require a Portfolio to sell a security owned by a Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by a Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Small Cap and Emerging Growth Securities Investments — Smallcap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Portfolio’s investment in a smallcap or emerging growth company may lose substantial value.

The securities of smallcap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, smallcap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smallcap and emerging growth securities requires a longer term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Warrants — A warrant gives a Portfolio the right to buy a stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Portfolio can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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TYPES OF INVESTMENT RISK

This section contains a discussion of various risks that may be associated with certain investments and investment strategies. The forepart of this Prospectus indicates which investments and investment strategies may be used by each Portfolio.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Investment Adviser selects will underperform the market or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Portfolio may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Portfolio management.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Portfolio will be unable to pay interest, dividends or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit worthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds. Junk bonds are more exposed to credit risk than are investment grade bonds.

Borrowing and Leverage Risk — Certain Portfolios may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on a Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

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Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price or if it is able to buy shares, it may not he able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Short-Term Trading — Low Duration Portfolio, Equity Dividend Portfolio, Global Small Cap Portfolio, and Mid Cap Value Opportunities Portfolio each can buy and sell securities whenever it sees a market opportunity, and, therefore, may engage in short-term trading. Short-term trading may increase a Portfolio’s expenses and have tax consequences. Short-term trading involves market risk and selection risk.

Non-Diversification Risk — The Small Cap Index Portfolio and International Index Portfolio are non-diversified funds. Because these Portfolios invest in securities of a smaller number of issuers, these Portfolios are more exposed to developments affecting an individual issuer, which may have a greater impact on these Portfolios’ performance.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Call and Redemption Risk —Investments in bonds carry the risk that a bond’s issuer will call the bond for redemption prior to the bond’s maturity. If there is an early call of a bond, a Portfolio may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond. These risks are similar to prepayment risk.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

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Investing Style Risk — The risk that a particular style of investing used by a Portfolio - such as growth investing or value investing - will from time to time go in and out of favor. At times when a particular investing style is out of favor, a Portfolio that uses that particular style may underperform other funds that do not use that investing style.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY

Foreign Securities Risk — Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for a Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social

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instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for a Portfolio than for investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable to that party for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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HOW TO BUY AND SELL SHARES
The Fund is offering through this Prospectus Class I shares in each of its Portfolios to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

Each Portfolio reserves the right to reject any purchase order, including exchanges. Short- term or excessive trading (sometimes known as “market timing”) into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemptions. Accordingly, each Portfolio has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. Each Portfolio will reject purchase orders from investors who have previously purchased and sold shares of the Portfolio within a fifteen day period. Each Portfolio will reject purchase orders from market timers or other investors if Portfolio management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Portfolio. For these purposes, Portfolio management considers an investor’s trading history in a Portfolio or other Merrill Lynch funds, and accounts under common ownership or control. The Distributor has entered into agreements with respect to the Insurance Companies pursuant to which such Insurance Companies undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short term or excessive trading in a Portfolio’s shares through such accounts.

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The securities in which Mercury Global SmallCap Portfolio and Mercury Small Cap Index Portfolio and, to a lesser extent, Mercury Mid Cap Value Opportunitie Portfolio, invest often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, each Portfolio is subject to the risk that certain investors may seek to market time the Portfolio to take advantage of the changes in the value of the Portfolio’s portfolio holdings that may occur between the time when the Portfolio calculates its net asset value and the time the prices of the Portfolio’s holdings next change.

Because Mercury Global SmallCap Portfolio and Mercury International Index Portfolio each may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Portfolio calculates its net asset value, each Portfolio is subject to the risks of time zone arbitrage - a market timing strategy that seeks to take advantage of changes in the value of the Portfolio’s portfolio holdings during the period between the close of the markets in which the Portfolio’s portfolio securities trade and the close of the New York Stock Exchange. For this reason, each Portfolio may, at times, fair value its portfolio securities in order to seek to deter such market timing. See “Your Account - How Shares are Priced.”

Each Portfolio applies these policies to all shareholders. However, Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts is short-term or excessive, and will be disruptive to the Portfolio and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

Each Portfolio is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Portfolio reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Portfolio to verify their identity. Each Portfolio also reserves the right to redeem any amounts in the Portfolio from persons whose identity it is unable to verify on a timely basis.

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[ICON] Your Account
Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

It is each Portfolio’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, please see the Statement of Additional Information.

HOW SHARES ARE PRICED

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Portfolio’s shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, market volatility or other occurrences or events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the market prices for such securities determined prior to the close of the New York Stock Exchange. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security or if a security’s value has been materially affected by events or other circumstances occurring after the close of the market on which the security is principally traded and prior to the

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time at which the Portfolio’s net asset value is determined, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for each Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that materially affect the Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Significant events may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets and that such volatility can constitute a significant event. The fair valuation procedures, therefore, include a procedure whereby a Portfolio may use adjusted foreign securities prices provided by an independent pricing service approved by the Board of Directors to take such volatility into account.

If, after the close of the principal market on which one or more securities held by a Portfolio are traded and before the time as of which the Portfolio’s net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will materially affect the value of such securities from the closing price of the security on the principal market on which they are traded, the Investment Adviser will use its best judgment to determine a fair value for such securities.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

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[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

DIVIDENDS AND TAXES

The Low Duration Portfolio declares dividends from net investment income daily and reinvests those dividends monthly in additional full and fractional shares of the Portfolio. The Equity Dividend Portfolio declares net investment income dividends quarterly and reinvests those dividends quarterly in additional full and fractional shares of the Portfolio. The Mid Cap Value Opportunities Portfolio, the Global SmallCap Portfolio and the Small Cap Index Portfolio and International Index Portfolio declare net investment income dividends at least annually and reinvest those dividends at least annually in additional shares of the respective Portfolios. Each Portfolio distributes net realized capital gains, if any, at least annually.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

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Management of the Portfolio [ICON]

MERCURY ADVISORS

Mercury Advisors, the Fund’s Investment Adviser, manages the Fund’s investments and business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for each Portfolio of the Fund. The Investment Adviser has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate, to act as the sub-adviser to the Global SmallCap, Equity Dividend and Mid Cap Value Opportunities Portfolios, and may pay MLAM U.K. a portion of the annual management fee it receives from those Portfolios.

Portfolio Name	Management Fee As a % of Its Average Net Assets

Low Duration Portfolio	0.46%

Global SmallCap Portfolio	0.85%

Equity Dividend Portfolio	0.60%

Mid Cap Value Opportunities Portfolio	0.65%

Small Cap Index Portfolio	0.30%

International Index Portfolio	0.35%

The Investment Adviser was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $488 billion in investment company and other portfolio assets under management as of November 2004.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Portfolio and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities,

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[ICON] Management of the Portfolio

that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of a Portfolio. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by a Portfolio and may result in Merrill Lynch having positions that are adverse to those of the Portfolio. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with any Portfolio. As a result, Merrill Lynch may compete with each Portfolio for appropriate investment opportunities. In addition, a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. Each Portfolio also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Portfolios to the extent that a Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from a Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, a Portfolio may make brokerage and other payments to Merrill Lynch in connection with the Portfolio’s portfolio investment transactions.

The activities of the Investment Adviser and its affiliates may give rise to other conflicts of interest that could disadvantage the Portfolio and its shareholders. See the Statement of Additional Information for further information.

I-24	FAM SERIES FUND, INC.

ADDITIONAL INFORMATION

Investment Adviser — Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Fund.

Investment Sub-Adviser — Merrill Lynch Asset Management U.K. Limited has been selected as the investment sub-adviser of the Global Small Cap, Equity Dividend and Mid Cap Value Opportunities Portfolios.

Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund.

Custodian — The Bank of New York, 100 Church Street New York, New York, acts as Custodian of the assets of Equity Dividend Portfolio, Mid Cap Value Opportunities Portfolio and Small Cap Index Portfolio. Brown Brothers Harriman &Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for the assets of Low Duration Portfolio, Global SmallCap Portfolio and International Index Portfolio.

Transfer and Dividend Disbursing Agent — Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Legal Counsel — Shearman & Sterling LLP, New York, New York 10022, is counsel for the Fund.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

FAM SERIES FUND, INC.	I-25

Other Important Information [ICON]

FAM Series Fund, Inc.
Class II Shares

This Other Important Information section constitutes part of the Prospectus for the Class II shares of Mercury Low Duration Portfolio, Mercury Global SmallCap Portfolio, Mercury Equity Dividend Portfolio, Mercury Mid Cap Value Opportunities Portfolio, Mercury Small Cap Index Portfolio and Mercury International Index Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

PAGE
[ICON]	YOUR ACCOUNT

	The Insurance Companies	II-3
	Investment Strategies	II-4
	Types of Investment Risk	II-13
	Special Risks Associated with Foreign Investments Generally	II-15
	How to Buy and Sell Shares	II-18
	How Shares are Priced	II-20
	Dividends and Taxes	II-22
	Rule 12b-1 Fees for Class II Shares	II-22

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	II-23
	Additional Information	II-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

FAM SERIES FUND, INC.

Your Account [ICON]

THE INSURANCE COMPANIES

Shares of the Portfolios are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies. Certain Insurance Companies may be affiliates of Mercury Advisors, the Portfolios’ investment adviser.

Shares of the Portfolios are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Portfolio, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Portfolios will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Portfolio. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Portfolio or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Portfolio and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Portfolio may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to insurance companies and other financial intermediaries for providing services intended to result in the sale of Portfolio shares, for contract owner account maintenance activities, or for sub-transfer agency services provided to individual contract owners where the insurance company separate account maintains omnibus accounts with the Fund’s transfer agent.

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[ICON] Your Account

INVESTMENT STRATEGIES

This section contains a discussion of certain investments and investment strategies that may be used by one or more of the Portfolios. The forepart of this Prospectus indicates which of the following strategies may be used by each Portfolio. The risks associated with each of these strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any fund, there can be no guarantee that a Portfolio will meet its objectives or that a Portfolio’s performance will be positive for any period of time.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short Sales — Because making short sales of securities that it does not own exposes a Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Derivatives — A Portfolio may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

II-4	FAM SERIES FUND, INC.

Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being

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[ICON] Your Account

hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. No Portfolio is required to use hedging and each may choose not to do so.

When a Portfolio may use derivatives to seek to enhance returns, its investments will expose the Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Illiquid Securities — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at current value. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, a Portfolio will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

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When-Issued Securities, Delayed-Delivery Securities and Forward Commitments —When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Portfolio loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When-issued and delayed-delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of commitment. If this happens, the value of the when-issued or delayed-delivery security will generally decline.

Indexed and Inverse Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may also invest in securities the return of which is inversely related to changes in an interest rate or index (inverse securities). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and a Portfolio’s investment in such instruments may decline significantly in value if interest rates or equity index levels move in a way Portfolio management does not anticipate.

Indexed and Inverse Floating Rate Securities — Certain Portfolios may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Certain Portfolios may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

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[ICON] Your Account

Junk Bonds — Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that a Portfolio’s Investment Adviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Mortgage Backed Securities — Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates,

II-8	FAM SERIES FUND, INC.

prepayments may occur at a slower rate than expected. As a result, the average maturity of a Portfolio’s portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

Municipal Bonds — Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

A Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Variable Rate Demand Obligations — These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond’s maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, a Portfolio may be adversely affected. In addition, these securities are subject to credit risk.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

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[ICON] Your Account

Sovereign Debt — Certain Portfolios may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Portfolio to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

Repurchase Agreements; Purchase and Sale Contracts — Certain Portfolios may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price. This insulates a Portfolio from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Portfolio may lose money.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate.

II-10	FAM SERIES FUND, INC.

The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Swap Agreements — Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that a Portfolio will not be able to meet its obligations to pay the other party to the agreement.

Depositary Receipts — Certain Portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Portfolio. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case a Portfolio loses both the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

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Covered Call Options — Certain Portfolios can sell covered call options which are options that give the purchaser the right to require a Portfolio to sell a security owned by a Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by a Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Small Cap and Emerging Growth Securities Investments — Smallcap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Portfolio’s investment in a smallcap or emerging growth company may lose substantial value.

The securities of smallcap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, smallcap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smallcap and emerging growth securities requires a longer term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Warrants — A warrant gives a Portfolio the right to buy a stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Portfolio can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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TYPES OF INVESTMENT RISK

This section contains a discussion of various risks that may be associated with certain investments and investment strategies. The forepart of this Prospectus indicates which investments and investment strategies may be used by each Portfolio.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Investment Adviser selects will underperform the market or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Portfolio may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Portfolio management.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Portfolio will be unable to pay interest dividends or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit worthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds. Junk bonds are more exposed to credit risk than are investment grade bonds.

Borrowing and Leverage Risk — Certain Portfolios may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on a Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

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Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price or if it is able to buy shares, it may not he able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Short-Term Trading — Low Duration Portfolio, Equity Dividend Portfolio, Global Small Cap Portfolio, and Mid Cap Value Opportunities Portfolio each can buy and sell securities whenever it sees a market opportunity, and, therefore, may engage in short-term trading. Short-term trading may increase a Portfolio’s expenses and have tax consequences. Short-term trading involves market risk and selection risk.

Non-Diversification Risk — The Small Cap Index Portfolio and International Index Portfolio are non-diversified funds. Because these Portfolios invest in securities of a smaller number of issuers, these Portfolios are more exposed to developments affecting an individual issuer, which may have a greater impact on these Portfolios’ performance.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Call and Redemption Risk —Investments in bonds carry the risk that a bond’s issuer will call the bond for redemption prior to the bond’s maturity. If there is an early call of a bond, a Portfolio may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond. These risks are similar to prepayment risk.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

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Investing Style Risk — The risk that a particular style of investing used by a Portfolio — such as growth investing or value investing — will from time to time go in and out of favor. At times when a particular investing style is out of favor, a Portfolio that uses that particular style may underperform other funds that do not use that investing style.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY

Foreign Securities Risk — Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for a Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social

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[ICON] Your Account

instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for a Portfolio than for investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable to that party for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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[ICON] Your Account

HOW TO BUY AND SELL SHARES

The Fund is offering through this Prospectus Class II shares in each of its Portfolios to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

Each Portfolio reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemptions. Accordingly, each Portfolio has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. Each Portfolio will reject purchase orders from investors who have previously purchased and sold shares of the Portfolio within a fifteen day period. Each Portfolio will reject purchase orders from market timers or other investors if Portfolio management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Portfolio. For these purposes, Portfolio management considers an investor’s trading history in a Portfolio or other Merrill Lynch funds, and accounts under common ownership or control. The Distributor has entered into agreements with respect to the Insurance Companies pursuant to which such Insurance Companies undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short term or excessive trading in a Portfolio’s shares through such accounts.

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The securities in which Mercury Global SmallCap Portfolio and Mercury Small Cap Index Portfolio and, to a lesser extent, Mercury Mid Cap Value Opportunities Portfolio, invest often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, each Portfolio is subject to the risk that certain investors may seek to market time the Portfolio to take advantage of the changes in the value of the Portfolio’s portfolio holdings that may occur between the time when the Portfolio calculates its net asset value and the time the prices of the Portfolio’s holdings next change.

Because Mercury Global SmallCap Portfolio and Mercury International Index Portfolio each may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Portfolio calculates its net asset value, each Portfolio is subject to the risks of time zone arbitrage - a market timing strategy that seeks to take advantage of changes in the value of the Portfolio’s portfolio holdings during the period between the close of the markets in which the Portfolio’s portfolio securities trade and the close of the New York Stock Exchange. For this reason, each Portfolio may, at times, fair value its portfolio securities in order to seek to deter such market timing. See “Your Account — How Shares are Priced.”

Each Portfolio applies these policies to all shareholders. However, Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts is short-term or excessive, and will be disruptive to the Portfolio and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

Each Portfolio is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Portfolio reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Portfolio to verify their identity. Each Portfolio also reserves the right to redeem any amounts in the Portfolio from persons whose identity it is unable to verify on a timely basis.

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[ICON] Your Account

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

It is each Portfolio’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, please see the Statement of Additional Information.

HOW SHARES ARE PRICED

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Portfolio’s shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, market volatility or other occurrences or events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the market prices for such securities determined prior to the close of the New York Stock Exchange. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security or if a security’s value has been materially affected by events or other circumstances occurring after the close of the market on which the security is principally traded and prior to the

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time at which the Portfolio’s net asset value is determined, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for each Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that materially affect the Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Significant events may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets and that such volatility can constitute a significant event. The fair valuation procedures, therefore, include a procedure whereby a Portfolio may use adjusted foreign securities prices provided by an independent pricing service approved by the Board of Directors to take such volatility into account.

If, after the close of the principal market on which one or more securities held by a Portfolio are traded and before the time as of which the Portfolio’s net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will materially affect the value of such securities from the closing price of the security on the principal market on which they are traded, the Investment Adviser will use its best judgment to determine a fair value for such securities.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

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[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

DIVIDENDS AND TAXES

The Low Duration Portfolio declares dividends from net investment income daily and reinvests those dividends monthly in additional full and fractional shares of the Portfolio. The Equity Dividend Portfolio declares net investment income dividends quarterly and reinvests those dividends quarterly in additional full and fractional shares of the Portfolio. The Mid Cap Value Opportunities Portfolio, the Global SmallCap Portfolio and the Small Cap Index Portfolio and International Index Portfolio declare net investment income dividends at least annually and reinvest those dividends at least annually in additional shares of the respective Portfolios. Each Portfolio distributes net realized capital gains, if any, at least annually.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

RULE 12B-1 FEES FOR CLASS II SHARES

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows each Portfolio to pay distribution fees to each of the participating Insurance Companies for the sale and distribution of its Class II Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The amount of the distribution fee payable under the plan equals 0.15% of the average daily net asset value of the Class II Shares of the Portfolio held by the participating Insurance Company.

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Management of the Portfolio [ICON]

MERCURY ADVISORS

Mercury Advisors, the Fund’s Investment Adviser, manages the Fund’s investments and business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for each Portfolio of the Fund. The Investment Adviser has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate, to act as the sub-adviser to the Global SmallCap, Equity Dividend and Mid Cap Value Opportunities Portfolios, and may pay MLAM U.K. a portion of the annual management fee it receives from those Portfolios.

Portfolio Name	Management Fee As a % of Its Average Net Assets

Low Duration Portfolio	0.46%

Global SmallCap Portfolio	0.85%

Equity Dividend Portfolio	0.60%

Mid Cap Value Opportunities Portfolio	0.65%

Small Cap Index Portfolio	0.30%

International Index Portfolio	0.35%

The Investment Adviser was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $488 billion in investment company and other portfolio assets under management as of November 2004.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Portfolio and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities

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[ICON] Management of the Portfolio

in which its interests or the interests of its clients may conflict with those of a Portfolio. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by a Portfolio and may result in Merrill Lynch having positions that are adverse to those of the Portfolio. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with any Portfolio. As a result, Merrill Lynch may compete with each Portfolio for appropriate investment opportunities. In addition, a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. Each Portfolio also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Portfolios to the extent that a Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from a Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, a Portfolio may make brokerage and other payments to Merrill Lynch in connection with the Portfolio’s portfolio investment transactions.

The activities of the Investment Adviser and its affiliates may give rise to other conflicts of interest that could disadvantage the Portfolio and its shareholders. See the Statement of Additional Information for further information.

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ADDITIONAL INFORMATION

Investment Adviser — Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Fund.

Investment Sub-Adviser — Merrill Lynch Asset Management U.K. Limited has been selected as the investment sub-adviser of the Global Small Cap, Equity Dividend and Mid Cap Value Opportunities Portfolios.

Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund.

Custodian — The Bank of New York, 100 Church Street New York, New York, acts as Custodian of the assets of Equity Dividend Portfolio, Mid Cap Value Opportunities Portfolio and Small Cap Index Portfolio. Brown Brothers Harriman &Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for the assets of Low Duration Portfolio, Global SmallCap Portfolio and International Index Portfolio.

Transfer and Dividend Disbursing Agent — Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Legal Counsel — Shearman & Sterling LLP, New York, New York 10022, is counsel for the Fund.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

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Other Important Information [ICON]

FAM Series Fund, Inc.
Class III Shares

This Other Important Information section constitutes part of the Prospectus for the Class III shares of Mercury Low Duration Portfolio, Mercury Global SmallCap Portfolio, Mercury Equity Dividend Portfolio, Mercury Mid Cap Value Opportunities Portfolio, Mercury Small Cap Index Portfolio and Mercury International Index Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

PAGE
[ICON]	YOUR ACCOUNT

	The Insurance Companies	III-3
	Investment Strategies	III-4
	Types of Investment Risk	III-13
	Special Risks Associated with Foreign Investments Generally	III-15
	How to Buy and Sell Shares	III-18
	How Shares are Priced	III-20
	Dividends and Taxes	III-22
	Rule 12b-1 Fees for Class III Shares	III-22

[ICON]	MANAGEMENT OF THE PORTFOLIO

	Mercury Advisors	III-23
	Additional Information	III-25

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

FAM SERIES FUND, INC.

Your Account [ICON]

THE INSURANCE COMPANIES

Shares of the Portfolios are sold to separate accounts of insurance companies (the “Insurance Companies”) to fund certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies. Certain Insurance Companies may be affiliates of Mercury Advisors, the Portfolios’ investment adviser.

Shares of the Portfolios are owned by the Insurance Companies, not Contract owners. A Contract owner has no direct interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between changes in the value of shares of a Portfolio, and the benefits provided under a Contract. The prospectus for a Contract also describes various fees payable to the Insurance Company and charges to the separate account made by the Insurance Company with respect to the Contract. Because shares of the Portfolios will be sold only to the Insurance Companies for the separate accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

More than one Insurance Company may invest in each Portfolio. It is possible that a difference may arise among the interests of Insurance Companies that invest in a Portfolio or the holders of different types of Contracts — for example, if applicable state insurance law or Contract owner instructions prevent an Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Portfolio and the Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Insurance Companies occurs, or between life insurance policies and annuity contracts, however, the Portfolio may be required to take actions that are adverse to the interests of a particular Insurance Company and its Contract owners, or to the interests of holders of a particular type of Contract.

The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to insurance companies and other financial intermediaries for providing services intended to result in the sale of Portfolio shares, for contract owner account maintenance activities, or for sub-transfer agency services provided to individual contract owners where the insurance company separate account maintains omnibus accounts with the Fund’s transfer agent.

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INVESTMENT STRATEGIES

This section contains a discussion of certain investments and investment strategies that may be used by one or more of the Portfolios. The forepart of this Prospectus indicates which of the following strategies may be used by each Portfolio. The risks associated with each of these strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any fund, there can be no guarantee that a Portfolio will meet its objectives or that a Portfolio’s performance will be positive for any period of time.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short Sales — Because making short sales of securities that it does not own exposes a Portfolio to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Derivatives — A Portfolio may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

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Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being

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hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. No Portfolio is required to use hedging and each may choose not to do so.

When a Portfolio may use derivatives to seek to enhance returns, its investments will expose the Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Illiquid Securities — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at current value. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Portfolio may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Portfolio management receives material adverse nonpublic information about the issuer, a Portfolio will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

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When-Issued Securities, Delayed-Delivery Securities and Forward Commitments —When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Portfolio loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When-issued and delayed-delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of commitment. If this happens, the value of the when-issued or delayed-delivery security will generally decline.

Indexed and Inverse Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may also invest in securities the return of which is inversely related to changes in an interest rate or index (inverse securities). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and a Portfolio’s investment in such instruments may decline significantly in value if interest rates or equity index levels move in a way Portfolio management does not anticipate.

Indexed and Inverse Floating Rate Securities — Certain Portfolios may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Certain Portfolios may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

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Junk Bonds — Junk bonds are bonds that are rated below investment grade by the major rating agencies or are unrated securities that a Portfolio’s Investment Adviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated bonds. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Mortgage Backed Securities — Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both up and down) may quickly and significantly reduce the value of certain mortgage-backed securities.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment, it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates,

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prepayments may occur at a slower rate than expected. As a result, the average maturity of a Portfolio’s portfolio will increase. The value of long-term securities changes more widely in response to changes in interest rates than shorter-term securities.

Municipal Bonds — Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

A Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Variable Rate Demand Obligations — These are floating rate securities that consist of an interest in a long-term bond and the conditional right to demand payment prior to the bond’s maturity from a bank or other financial institution. If the bank or other financial institution is unable to pay on demand, a Portfolio may be adversely affected. In addition, these securities are subject to credit risk.

Debt Securities — Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

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Sovereign Debt — Certain Portfolios may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Portfolio to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

Repurchase Agreements; Purchase and Sale Contracts — Certain Portfolios may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price. This insulates a Portfolio from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Portfolio may lose money.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate.

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The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Swap Agreements — Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that a Portfolio will not be able to meet its obligations to pay the other party to the agreement.

Depositary Receipts — Certain Portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to a Portfolio. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case a Portfolio loses both the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

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Covered Call Options — Certain Portfolios can sell covered call options which are options that give the purchaser the right to require a Portfolio to sell a security owned by a Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by a Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Small Cap and Emerging Growth Securities Investments — Smallcap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Portfolio’s investment in a smallcap or emerging growth company may lose substantial value.

The securities of smallcap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, smallcap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smallcap and emerging growth securities requires a longer term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Warrants — A warrant gives a Portfolio the right to buy a stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Portfolio can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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TYPES OF INVESTMENT RISK

This section contains a discussion of various risks that may be associated with certain investments and investment strategies. The forepart of this Prospectus indicates which investments and investment strategies may be used by each Portfolio.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Investment Adviser selects will underperform the market or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Portfolio may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Portfolio management.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Portfolio will be unable to pay interest, dividends or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit worthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and on the terms of the specific bonds. Junk bonds are more exposed to credit risk than are investment grade bonds.

Borrowing and Leverage Risk — Certain Portfolios may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on a Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio’s return. Certain securities that a Portfolio buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

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Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price or if it is able to buy shares, it may not he able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Short-Term Trading — Low Duration Portfolio, Equity Dividend Portfolio, Global Small Cap Portfolio, and Mid Cap Value Opportunities Portfolio each can buy and sell securities whenever it sees a market opportunity, and, therefore, may engage in short-term trading. Short-term trading may increase a Portfolio’s expenses and have tax consequences. Short-term trading involves market risk and selection risk.

Non-Diversification Risk — The Small Cap Index Portfolio and International Index Portfolio are non-diversified funds. Because these Portfolios invest in securities of a smaller number of issuers, these Portfolios are more exposed to developments affecting an individual issuer, which may have a greater impact on these Portfolios’ performance.

Volatility — Stocks of small companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Call and Redemption Risk —Investments in bonds carry the risk that a bond’s issuer will call the bond for redemption prior to the bond’s maturity. If there is an early call of a bond, a Portfolio may lose income and may have to invest the proceeds of the redemption in bonds with lower yields than the called bond. These risks are similar to prepayment risk.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

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Investing Style Risk — The risk that a particular style of investing used by a Portfolio — such as growth investing or value investing — will from time to time go in and out of favor. At times when a particular investing style is out of favor, a Portfolio that uses that particular style may underperform other funds that do not use that investing style.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY

Foreign Securities Risk — Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for a Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social

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instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for a Portfolio than for investment companies invested only in the United States.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Portfolio could be liable to that party for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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HOW TO BUY AND SELL SHARES

The Fund is offering through this Prospectus Class III shares in each of its Portfolios to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading

Each Portfolio reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemptions. Accordingly, each Portfolio has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. Each Portfolio will reject purchase orders from investors who have previously purchased and sold shares of the Portfolio within a fifteen day period. Each Portfolio will reject purchase orders from market timers or other investors if Portfolio management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Portfolio. For these purposes, Portfolio management considers an investor’s trading history in a Portfolio or other Merrill Lynch funds, and accounts under common ownership or control. The Distributor has entered into agreements with respect to the Insurance Companies pursuant to which such Insurance Companies undertake to cooperate with the Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short term or excessive trading in a Portfolio’s shares through such accounts.

III-18	FAM SERIES FUND, INC.

The securities in which Mercury Global SmallCap Portfolio and Mercury Small Cap Index Portfolio and, to a lesser extent, Mercury Mid Cap Value Opportunities Portfolio, invest often trade in lower volumes than the securities of larger cap issuers and are generally subject to greater price volatility. For this reason, each Portfolio is subject to the risk that certain investors may seek to market time the Portfolio to take advantage of the changes in the value of the Portfolio’s portfolio holdings that may occur between the time when the Portfolio calculates its net asset value and the time the prices of the Portfolio’s holdings next change.

Because Mercury Global SmallCap Portfolio and Mercury International Index Portfolio each may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Portfolio calculates its net asset value, each Portfolio is subject to the risks of time zone arbitrage - a market timing strategy that seeks to take advantage of changes in the value of the Portfolio’s portfolio holdings during the period between the close of the markets in which the Portfolio’s portfolio securities trade and the close of the New York Stock Exchange. For this reason, each Portfolio may, at times, fair value its portfolio securities in order to seek to deter such market timing. See “Your Account - How Shares are Priced.”

Each Portfolio applies these policies to all shareholders. However, Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts is short-term or excessive, and will be disruptive to the Portfolio and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

Each Portfolio is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Portfolio reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Portfolio to verify their identity. Each Portfolio also reserves the right to redeem any amounts in the Portfolio from persons whose identity it is unable to verify on a timely basis.

FAM SERIES FUND, INC.	III-19

[ICON] Your Account

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

It is each Portfolio’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, please see the Statement of Additional Information.

HOW SHARES ARE PRICED

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Portfolio’s shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, market volatility or other occurrences or events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the market prices for such securities determined prior to the close of the New York Stock Exchange. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security or if a security’s value has been materially affected by events or other circumstances occurring after the close of the market on which the security is principally traded and prior to the

III-20	FAM SERIES FUND, INC.

time at which the Portfolio’s net asset value is determined, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Board has adopted valuation procedures for each Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that materially affect the Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Significant events may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets and that such volatility can constitute a significant event. The fair valuation procedures, therefore, include a procedure whereby a Portfolio may use adjusted foreign securities prices provided by an independent pricing service approved by the Board of Directors to take such volatility into account.

If, after the close of the principal market on which one or more securities held by a Portfolio are traded and before the time as of which the Portfolio’s net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will materially affect the value of such securities from the closing price of the security on the principal market on which they are traded, the Investment Adviser will use its best judgment to determine a fair value for such securities.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

FAM SERIES FUND, INC.	III-21

[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

DIVIDENDS AND TAXES

The Low Duration Portfolio declares dividends from net investment income daily and reinvests those dividends monthly in additional full and fractional shares of the Portfolio. The Equity Dividend Portfolio declares net investment income dividends quarterly and reinvests those dividends quarterly in additional full and fractional shares of the Portfolio. The Mid Cap Value Opportunities Portfolio, the Global SmallCap Portfolio and the Small Cap Index Portfolio and International Index Portfolio declare net investment income dividends at least annually and reinvest those dividends at least annually in additional shares of the respective Portfolios. Each Portfolio distributes net realized capital gains, if any, at least annually.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

RULE 12B-1 FEES FOR CLASS III SHARES

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows each Portfolio to pay distribution fees to each of the participating Insurance Companies for the sale and distribution of its Class III Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The amount of the distribution fee payable under the plan equals 0.25% of the average daily net asset value of the Class III Shares of the Portfolio held by the participating Insurance Company.

III-22	FAM SERIES FUND, INC.

Management of the Portfolio [ICON]

MERCURY ADVISORS

Mercury Advisors, the Fund’s Investment Adviser, manages the Fund’s investments and business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for each Portfolio of the Fund. The Investment Adviser has retained Merrill Lynch Asset Management U.K. Limited (“MLAM UK”), an affiliate, to act as the sub-adviser to the Global SmallCap, Equity Dividend and Mid Cap Value Opportunities Portfolios, and may pay MLAM UK a portion of the annual management fee it receives from those Portfolios.

Portfolio Name	Management Fee As a % of Its Average Net Assets

Low Duration Portfolio	0.46%

Global SmallCap Portfolio	0.85%

Equity Dividend Portfolio	0.60%

Mid Cap Value Opportunities Portfolio	0.65%

Small Cap Index Portfolio	0.30%

International Index Portfolio	0.35%

The Investment Adviser was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $488 billion in investment company and other portfolio assets under management as of November 2004.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Portfolio and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities,

FAM SERIES FUND, INC.	III-23

[ICON] Management of the Portfolio

that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of a Portfolio. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by a Portfolio and may result in Merrill Lynch having positions that are adverse to those of the Portfolio. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with any Portfolio. As a result, Merrill Lynch may compete with each Portfolio for appropriate investment opportunities. In addition, a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. Each Portfolio also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Portfolios to the extent that a Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from a Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, a Portfolio may make brokerage and other payments to Merrill Lynch in connection with the Portfolio’s portfolio investment transactions.

The activities of the Investment Adviser and its affiliates may give rise to other conflicts of interest that could disadvantage the Portfolio and its shareholders. See the Statement of Additional Information for further information.

III-24	FAM SERIES FUND, INC.

ADDITIONAL INFORMATION

Investment Adviser — Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Fund.

Investment Sub-Adviser — Merrill Lynch Asset Management U.K. Limited has been selected as the investment sub-adviser of the Global Small Cap, Equity Dividend and Mid Cap Value Opportunities Portfolios.

Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund.

Custodian — The Bank of New York, 100 Church Street New York, New York, acts as Custodian of the assets of Equity Dividend Portfolio, Mid Cap Value Opportunities Portfolio and Small Cap Index Portfolio. Brown Brothers Harriman &Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for the assets of Low Duration Portfolio, Global SmallCap Portfolio and International Index Portfolio.

Transfer and Dividend Disbursing Agent — Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Legal Counsel — Shearman & Sterling LLP, New York, New York 10022, is counsel for the Fund.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

FAM SERIES FUND, INC.	III-25

For More Information [ICON]

Shareholder Reports

Additional information about the investments of each of the Portfolios is available in the Fund’s Annual and Semi-Annual reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-637-3863. Because the Portfolios are new, no shareholder reports are available at this time.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about each Portfolio and is incorporated by reference into (legally considered to be part of) this prospectus. You may request a free copy by writing the Fund at FAM Series Fund, Inc. P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling (609) 282-2800.

Contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file #811-3091 Code # 19057-1204 © Mercury Advisors

Mercury Advisors

Prospectus

December 30, 2004

FAM Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mercury.ml.com

STATEMENT OF ADDITIONAL INFORMATION

FAM Series Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

        FAM Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its fourteen separate portfolios. This Statement of Additional Information of the Fund relates to six of the Fund’s portfolios: Mercury Low Duration Portfolio, Mercury Global SmallCap Portfolio, Mercury Equity Dividend Portfolio, Mercury Mid Cap Value Opportunities Portfolio, Mercury Small Cap Index Portfolio, and Mercury International Index Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”). Three separate classes of common stock (“Common Stock”) — Class I Common Stock, Class II Common Stock and Class III Common Stock — may be issued for each Portfolio.

        The shares of the Portfolios are sold to separate accounts (“Separate Accounts”) of certain insurance companies (the “Insurance Companies”), including Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“ML of New York”), to fund benefits under variable annuity contracts (the “Variable Annuity Contracts”) and/or variable life insurance contracts (together with the Variable Annuity Contracts, the “Contracts”) issued by such companies. The Insurance Companies will redeem shares to the extent necessary to provide benefits under the respective Contracts or for such other purposes as may be consistent with the respective Contracts. MLLIC and ML of New York are wholly owned subsidiaries of Merrill Lynch & Co., Inc., as is the Fund’s investment adviser, Merrill Lynch Investment Managers, L.P. doing business as Mercury Advisors (the “Investment Adviser”).

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Portfolios (the “Prospectus”) dated December 30, 2004 which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. Copies of the Prospectus can be obtained by calling or by writing to the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus.

Mercury Advisors — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is December 30, 2004.

THE INSURANCE COMPANIES

        Shares of each Portfolio are sold to Separate Accounts of Insurance Companies to fund certain variable life insurance and/or variable annuity contracts (together, “Contracts”) issued by such companies. Certain Insurance Companies may be affiliates of the Investment Adviser. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Portfolio, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the Separate Accounts made by the Insurance Companies with respect to the Contracts. Since shares of the Portfolios will be sold only to the Insurance Companies for the Separate Accounts, the terms “shareholder” and “shareholders” in this Statement of Additional Information refer to the Insurance Companies.

Non-Diversified Portfolios

        The Small Cap Index Portfolio and International Index Portfolio are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, the Portfolios will have to limit their investments to the extent required by the diversification requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). To qualify as a regulated investment company, a Portfolio, at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities (except obligations of the U.S. Government, its agencies or instrumentalities) of any one issuer and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in any securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The other Portfolios are classified as diversified investment companies and must meet the above requirements with respect to 75% of their assets.

Fixed-Income Security Ratings

        The Low Duration Portfolio and the Global SmallCap Portfolio may invest in fixed-income securities rated below investment grade by the Nationally Recognized Statistical Rating Organizations (e.g., securities rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and BB or below by Standard &Poor’s (“Standard & Poor’s”) or Fitch Ratings (“Fitch”) at the time of investment). In addition, securities purchased by a Portfolio may be downgraded after purchase. Such securities may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so. Securities in the lowest category of investment grade debt securities may have speculative characteristics, which may lead to weakened capacity to pay interest and principal during periods of adverse economic conditions. See Appendix A of this Statement of Additional Information for a fuller description of corporate bond ratings.

INVESTMENT RESTRICTIONS

        The Fund has adopted restrictions and policies relating to the investment of the Portfolios and their activities. Certain of the restrictions are fundamental policies of the Portfolios and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Portfolio are represented or (ii) more than 50% of the outstanding shares of the affected Portfolio). The Fund has also adopted certain non-fundamental investment restrictions that may be changed by the Board of Directors without shareholder approval. The investment objective of each Portfolio (except the Small Cap Index Portfolio and the International Index Portfolio) is a fundamental policy of that Portfolio and, as such, may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. The investment objectives of the Small Cap Index Portfolio and the International Index Portfolio are non-fundamental policies and, as such, may be changed by the Fund’s Board of Directors without shareholder approval.

2

        Set forth below are the Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Portfolios are in terms of current market value.

Restrictions Applicable to Each Portfolio (except as noted below)

Under its fundamental investment restrictions, a Portfolio may not:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act. (This restriction does not apply to the Small Cap Index Portfolio and the International Index Portfolio.)

(2) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities), provided that, with respect to the Small Cap Index Portfolio and International Index Portfolio, in replicating the weighting of a particular industry in its target index, the Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities provided that such loans may be made only in accordance with applicable law and guidelines set forth in a Portfolio’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and as may otherwise be permitted by an exemptive order of the Securities and Exchange Commission.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that a Portfolio (a) may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) may borrow, to the extent permitted by applicable law, up to an additional 5% of its total assets for temporary purposes, (c) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) may purchase securities on margin to the extent permitted by applicable law. (The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.) The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers, except insofar as a Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in purchasing and selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent a Portfolio may do so in accordance with applicable law and a Portfolio’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

3

Under its non-fundamental investment restrictions, a Portfolio may not:

(a) Purchase securities of other investment companies except to the extent permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Portfolio’s shares are owned by another investment company that is part of the same group of investment companies as the Portfolio.

(b) Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.

(c) Invest in securities that cannot be readily resold, or that cannot otherwise be marketed, redeemed, or put to the issuer or to a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

(d) Change its policy of investing, under normal circumstances, at least 80% of its assets in the following investments indicated for each Portfolio:

Low Duration Portfolio: bonds that permit the Portfolio to maintain a portfolio duration of one to three years

Global SmallCap Portfolio: equity securities of smallcap issuers, as defined in the Prospectus

Mid Cap Value Opportunities Portfolio: equity securities of mid cap companies, as defined in the Prospectus

Equity Dividend Portfolio: equity securities and, separately, dividend paying securities

Small Cap Index and International Index Portfolios: in securities or other financial instruments in, or correlated with, its target index unless the Portfolio provides shareholders with at least 60 days’ prior written notice of such change.

        Except with respect to the requirements of investment restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For purposes of investment restriction (2) above, the Fund will use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on financial futures contracts exceeds 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Board of Directors of the Fund without the approval of the Portfolio’s shareholders. However, no Portfolio will change or modify this policy prior to the change or modification by the Commission staff of its position.

4

        Each Portfolio’s investments will be limited in order to allow the Portfolio to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Portfolio to the extent necessary to comply with changes to the Federal tax requirements. A Portfolio that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

PORTFOLIO STRATEGIES AND RISKS

        Investment in Other Investment Companies. Each Portfolio may invest in other investment companies including exchange traded funds. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

        Securities Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Portfolio receives the income on the loaned securities. Where a Portfolio receives securities as collateral, the Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates and to retain an affiliate of the Portfolio as lending agent.

        Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

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        The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

        Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock, that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Investment Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

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        Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

        A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

        More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the Investment Adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

        The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

        Borrowing and Leverage. Each Portfolio may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Most Portfolios will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Portfolios may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio’s portfolio. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed

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funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

        Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Portfolio’s portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

        Each Portfolio may at times borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        When Issued Securities, Delayed Delivery Securities and Forward Commitments. Each of the Low Duration Portfolio, the Global SmallCap Portfolio, the Equity Dividend Portfolio and the Mid Cap Value Opportunities Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. Each of the Low Duration Portfolio, the Global SmallCap Portfolio, the Equity Dividend Portfolio and the Mid Cap Value Opportunities Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Warrants. The Low Duration Portfolio, Global SmallCap Portfolio, the Equity Dividend Portfolio and the Mid Cap Value Opportunities Portfolio may invest in warrants. Warrants are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

        Standby Commitment Agreements. The Low Duration Portfolio, Global SmallCap Portfolio, the Equity Dividend Portfolio and the Mid Cap Value Opportunities Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

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        There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        Repurchase Agreements and Purchase and Sale Contracts. Each Portfolio may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Portfolio does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

        A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Portfolio and the purchaser receives any interest on the security paid during the period. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Portfolio would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default. A Portfolio may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Portfolio’s other illiquid investments, would exceed 15% of the Portfolio’s net assets.

        Reverse Repurchase Agreements. The Low Duration Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

        Dollar Rolls. The Low Duration Portfolio may enter into dollar rolls, in which the Portfolio will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold. In a sale of securities, the Portfolio is

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compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. In a purchase, the Portfolio will benefit from the difference between the current purchase price and the forward price for the future sale.

        Dollar rolls involve the risk that the market value of the securities subject to the Portfolio’s forward purchase commitment may decline or the market value of the securities subject to the Portfolio’s forward sale commitment may increase above the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. The Portfolio may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

        Illiquid or Restricted Securities. Each Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

        A Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

        144A Securities. Each Portfolio may purchase restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

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        Initial Public Offering Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

        Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

        While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Portfolio management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

        Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Portfolio management’s judgment, such disposition is not desirable.

        While the process of selection and continuous supervision by Portfolio management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

        Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Portfolio management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

        Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

        Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

        Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. Credit risk is reduced to the extent the Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Portfolio management, the Portfolio’s investments in debt securities could be adversely affected and the Portfolio could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

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        Junk Bonds. The Low Duration Portfolio and the Global SmallCap Portfolio may invest in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

•	Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
•	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.
•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

        Corporate Loans. The Low Duration Portfolio can invest in corporate loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates (typically 30 days but generally not more than one year), in the case of LIBOR. Consequently, the value of Corporate Loans held by the Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent developed financial problems, the Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, the Portfolio becomes a member of the syndicate.

        The Corporate Loans in which the Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.

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        The Portfolio may acquire interests in Corporate Loans by means of an assignment or participation. The Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

        Mortgage-Backed Securities. The Low Duration Portfolio and the Global SmallCap Portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

        To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

        Mortgage Pass-Through Securities. The Low Duration Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through”monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

        There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities;

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and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

        Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages.

        Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

        Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

        Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Portfolio’s quality standards.

        Collateralized Mortgage Obligations (“CMOs”). The Low Duration Portfolio may invest in CMOs. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

        Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and the Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment

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companies. To the extent that the Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

        The Low Duration Portfolio may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

        Adjustable Rate Mortgage Securities. The Low Duration Portfolio may invest in adjustable rate mortgage securities (“ARMs”). ARMs are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

        ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

        Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

        CMO Residuals. The Low Duration Portfolio may invest in CMO residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

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        Stripped Mortgage Backed Securities. The Low Duration Portfolio may invest in stripped mortgage backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all the principal. While the Portfolio may purchase securities of a PO class, the Portfolio is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Portfolio generally will purchase IOs only as a component of so called “synthetic”securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Portfolio because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, the Portfolio will not invest in IOs or POs in an amount which, taken together with the Portfolio’s other investments in illiquid securities, exceeds 15% of the Portfolio’s net assets.

        Tiered Index Bonds. The Low Duration Portfolio may invest in tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike”rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

        Asset-Backed Securities. The Low Duration Portfolio and the Global SmallCap Portfolio may invest in asset-backed securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Portfolio. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by the Portfolio for its asset-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Portfolio purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Portfolio.

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Foreign Investment Risks

        Foreign Market Risk. Each Portfolio may invest in foreign securities. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

        Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

        Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

        Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Portfolio. If such restrictions should be reinstituted, it might become necessary for a Portfolio to invest all or substantially all of its assets in U.S. securities.

        Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

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        Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

        Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

        Investment in Emerging Markets. The Low Duration Portfolio, the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

        Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

        Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

        Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

        Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some

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emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

        Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

        Depositary Receipts. The Mid Cap Value Opportunities Portfolio, the Equity Dividend Portfolio and the Global SmallCap Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

        Supranational Entities. The Low Duration Portfolio, the Global SmallCap Portfolio and the Equity Dividend Portfolio may invest in debt securities of supranational entities as defined above. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

        Sovereign Debt. The Low Duration Portfolio and the Global SmallCap Portfolio may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

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        Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

        Short Sales. Each Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

        A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

        A Portfolio may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivatives

        Each Portfolio may use instruments referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives for speculative purposes. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

        Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom

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the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

        A Portfolio may use Derivative instruments and trading strategies including the following:

        Each Portfolio other than the Low Duration Portfolio: Indexed and Inverse Securities. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, each Portfolio other than the Low Duration Portfolio may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes only or to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

        Indexed and Inverse Floating Rate Securities (Low Duration Portfolio only). The Low Duration Portfolio may invest in securities that yield a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index. Interest and principal payable on the securities may also be based on relative changes among particular indices. Also, the Low Duration Portfolio may invest in so-called “inverse floating obligations” or “residual interest bonds”on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Portfolio may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Portfolio’s net assets. The Investment Adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. The Portfolio may invest in indexed and inverse securities for hedging purposes only or to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Portfolio may be required to pay substantial additional margin to maintain the position.)

        Equity Swap Agreement (except Low Duration Portfolio). Each Portfolio (other than the Low Duration Portfolio) is authorized to enter into equity swap agreements, which are over-the-counter (“OTC”) contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index.

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Equity swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise prohibited.

        A Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Portfolio is a party would not exceed 5% of the Portfolio’s net assets.

        Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. A Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligations to the counterparty. The Portfolio, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the swap agreement.

        Swap Agreements (Low Duration Portfolio). The Low Duration Portfolio may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap “transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket “of securities representing a particular index. The “notional amount “of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Portfolio’s portfolio.

        Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by the Low Duration Portfolio.

Options on Securities and Securities Indices

        Types of Options. A Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do

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not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

        Put Options. Each Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

        Each Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 50% of the Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

        Each Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Portfolio does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss.

        Call Options. Each Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

        Each Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain such options. A covered call option is an option in which a Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

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        Each Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure (the difference between the unpaid amounts owed by the Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

        Options on Government National Mortgage Association (“GNMA”) Certificates. The Low Duration Portfolio may invest in options on GNMA Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

        A GNMA Certificate held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures

        A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

        The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

        The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

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        A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

        A Portfolio will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). Each Portfolio’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

        A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

        Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position or to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

        Currency Futures. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

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        Currency Options. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

        Limitations on Currency Hedging. A Portfolio will not speculate in Currency Instruments. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

        Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

        In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

        It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

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Risk Factors in Derivatives

        Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Portfolio.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

        Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

        A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

        Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

        Interest Rate Swaps, Caps and Floors. The Low Duration Portfolio may enter into interest rate swaps, which are OTC contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.

        In order to hedge the value of the Portfolio’s portfolio against interest rate fluctuations or to enhance a Portfolio’s income, a Portfolio may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio generally will use these transactions primarily as a hedge and not as a speculative investment. However, the Portfolio may also invest in interest rate swaps to enhance income or to increase the Portfolio’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

        The Portfolio usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Investment Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated

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account by the Portfolio’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be maintained in a segregated account by the Portfolio’s custodian.

        In an interest rate swap, the Portfolio exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Portfolio holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Portfolio to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Portfolio holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Portfolio from a reduction in yield due to falling interest rates and may permit the Portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

        The Portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        Typically the parties with which the Portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit the Portfolio’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

        Credit Default Swap Agreements. The Low Duration Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

        Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Portfolio will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to

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such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When the Portfolio acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

        Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

        Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

Municipal Investments — Low Duration Portfolio only

        The Low Duration Portfolio may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”).

        Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Certain instruments in which the Portfolio may invest may be characterized as derivative instruments.

        The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Portfolio invests.

        The Portfolio’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Bonds in which it invests. The Portfolio will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

        Events occurring after the date of issuance of the Municipal Bonds, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Bonds for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers

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and the conduit borrowers of the Municipal Bonds generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Bonds to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

        In addition, the Internal Revenue Service has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Bonds held by the Portfolio may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

        If interest paid on a Municipal Bond in which the Portfolio invests is determined to be taxable subsequent to its acquisition of such security, the IRS may demand that the Portfolio pay taxes on the affected interest income and if the Portfolio agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Bond held by the Portfolio is determined to be taxable, the Portfolio will dispose of the security as soon as practicable.

        A determination that interest on a Municipal Bond held by the Portfolio is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may cause a larger portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

        Description of Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation”bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

        General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

        Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

        PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer

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of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

        Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Portfolio may lose money.

        Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Portfolio.

        Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Portfolio may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Portfolio’s net assets. The Portfolio may, however, invest without regard to such limitation in lease obligations that the Investment Adviser, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Investment Adviser will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Investment Adviser must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

        Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

        Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice

31

period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Portfolio may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Portfolio.

        Participating VRDOs provide a Portfolio with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Portfolio would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Portfolio will invest more than a limited amount of its total assets in Participating VRDOs.

        VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Portfolio’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

        The VRDOs and Participating VRDOs in which the Portfolio may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/MIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch Ratings (“Fitch”)).

Transactions in Financial Futures Contracts.

        The Low Duration Portfolio deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

        The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

        The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Portfolio. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolio’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time

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as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Portfolio may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Portfolio may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.

        The Portfolio may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Portfolio may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Portfolio’s net assets.

Municipal Interest Rate Swap Transactions.

        In order to hedge the value of the Portfolio against interest rate fluctuations or to enhance a Portfolio’s income, a Portfolio may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Portfolio enters into these transactions, the Portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions primarily as a hedge rather than as a speculative investment. However, the Portfolio also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

        The Portfolio may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by the Portfolio and increase the Portfolio’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

        The Portfolio may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Portfolio can create a synthetic long or short position, allowing the Portfolio to select the most attractive part of the yield curve. An MMD Swap is a contract between the Portfolio and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Portfolio buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

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        In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Portfolio, which would cause the Portfolio to make payments to its counterparty in the transaction that could adversely affect the Portfolio’s performance. The Portfolio has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian.

        Stripped Securities. Low Duration Portfolio may at times invest in stripped securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO”security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

        Real Estate Investment Trusts (“REITs”). Low Duration Portfolio, Equity Dividend Portfolio and Global SmallCap Portfolio may at times invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency and the risk of default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment, which could result in reduced distributions to shareholders, and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

        Real Estate Related Securities. Low Duration Portfolio, Equity Dividend Portfolio and Global SmallCap Portfolio may at times invest in real estate related securities. Although no Portfolio may invest directly in real estate, the Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

        In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

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The following information applies to the Small Cap Index Portfolio and International Index Portfolio:

        Cash Flows; Expenses. The ability of each Portfolio to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Portfolio’s investments). The Investment Adviser will make investment changes to a Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Portfolio’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Portfolios. Finally, since each Portfolio seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

        Merger Transaction Risk. In replicating its target index, a Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, a Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Portfolio for the target company’s stock. However, a Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case a Portfolio’s holding of the target company’s stock may not result in any profit for the Portfolio and may lose significant value.

Additional Information Concerning the Indices

        Russell 2000. The Small Cap Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

        Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000, Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

        Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

        EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

        The International Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the International Index Portfolio particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Portfolio or the owners of shares of the International Index Portfolio into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Portfolio to be issued or in the determination or calculation of the equation by which the shares of the International Index Portfolio are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Portfolio in connection with the administration, marketing or trading of the International Index Portfolio.

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        Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the International Index Portfolio, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Suitability

        The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Fund, the Portfolio, the Investment Adviser and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

MANAGEMENT OF THE FUND

Directors and Officers

        The Directors of the Fund consist of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

        Each non-interested Director is a member of the Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2003.

        Each non-interested Director is also a member of the Fund’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee, which was established as a separate Board committee in February 2004, did not meet during the Fund’s fiscal year ended December 31, 2003.

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        Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Fund Asset Management, L.P. (“FAM”) and their affiliates (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address* and Age of Directors	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Donald W. Burton (60)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of the South Atlantic Venture Funds since 1983: Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 36 portfolios	ITC DeltaCom, Inc. (telecom-munications); Knology, Inc. (telecom-munications); Symbion, Inc. (health care)

M. Colyer Crum (72)***	Director	Director since 1978	James R. Williston professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996.	24 registered investment companies consisting of 37 portfolios	Cambridge Bancorp (banking company)

Laurie Simon Hodrick (42)	Director	Director since 1999	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 36 portfolios	None

David H. Walsh (62)	Director	Director since 2003	Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities therewith from 1971 to 1992; Director, the National Audubon Society since 2000; Director, the American Museum of Fly Fishing since 1998.	23 registered investment companies consisting of 36 portfolios	None

Fred G. Weiss (63)	Director	Director since 1999	Managing Director of FGW Associates since 1977; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research.	23 registered investment companies consisting of 36 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws, or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Chairman of the Audit Committee. Prof. Crum is expected to retire as a Director effective January 1, 2005.

37

        Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time serviced, the total number of portfolios overseen in MLIM/FAM-advised Funds and any public directorships held.

Name, Address* and Age	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (64)**	Director and President	Director and President since 1999****	President of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of the Investment Adviser from 2000 to 2002; Executive Vice President of the Investment Adviser and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services Inc. from 1985 to 2002.	124 registered investment companies consisting of 157 portfolios	None

R. Elise Baum (43)	Vice President and Portfolio Manager	Vice President since 2004	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1999 to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.	4 registered investment companies consisting of 3 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since 1999	First Vice President of the Investment Adviser and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of the Investment Adviser and FAM from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.	123 registered investment companies consisting of 156 portfolios	None

John Burger (41)	Vice President and Co-Portfolio Manager	Vice President since 2003	Managing Director of the Investment Adviser since 2004; Director (Global Fixed Income) of the Investment Adviser from 1998 to 2004; Vice President of the Investment Adviser from 1993 to 1998. Mr. Burger joined Merrill Lynch in 1986 and has been with the Investment Adviser since 1992.	2 registered investment company consisting of 2 portfolios	None

Kenneth I. Chiang (42)	Vice President and Portfolio Manager	Vice President since 2004	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1998 to 2000; Managing Partner of Samuel Asset management from 1997 to 1998; Portfolio Manager of the Investment Adviser from 1993 to 1997.	1 registered investment company consisting of 1 portfolio	None

38

Name, Address* and Age	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert C. Doll, Jr. (49)	Senior Vice President and Portfolio Manager	Senior Vice President since 2000	President of the Investment Adviser and FAM since 2001, Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President Director of Princeton Services since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	40 registered investment companies consisting of 63 portfolios	None

Lawrence R. Fuller (63)	Vice President and Portfolio Manager	Senior Vice President since 1993	Managing Director of the Investment Adviser since 2004; First Vice President of the Investment Adviser from 1992 to 2004.	6 registered investment companies consisting of 6 portfolios	None

Patrick Maldari (42)	Vice President and Portfolio Manager	Vice President since 2002	Managing Director of Americas Fixed Income for the Investment Adviser since 2000; Director of Fixed-Income Institutional Business from 1997 to 2000.	7 registered investment companies consisting of 4 portfolios	None

Kevin J. McKenna (47)	Senior Vice President	Senior Vice President since 1993	Managing Director of the Investment Adviser and Head of Fixed Income-Americas since 2000; First Vice President and Head of Taxable Money Fund Group of the Investment Adviser from 1997 to 2000, Vice President of the Investment Adviser from 1985 to 1997.	31 registered investment companies consisting of 29 portfolios	None

Robert F. Murray (46)	Vice President and Portfolio Manager	Vice President since 1998	Director of the Investment Adviser since 2004; Vice President of the Investment Adviser from 1993 to 2001.	2 registered investment companies consisting of 2 portfolios	None

Thomas Musmanno (34)	Vice President and Portfolio Manager	Vice President since 2003	Director of the Investment Adviser since 2004; Vice President of the Investment Adviser from 1997 to 2004; Derivatives and Structured Products Specialist with the Investment Adviser from 2000 to 2002; Portfolio Manager with the Investment Adviser from 1996.	8 registered investment companies consisting of 6 portfolios	None

James Pagano (41)	Vice President and Portfolio Manager	Vice President since 2002	Director of the Investment Adviser since 2004 and Vice President of the Investment Adviser investment from 1997 to 2004; Senior Fixed Income Analyst since 1998; Risk Manager from 1997 to 1998.	3 registered investment companies consisting of 2 portfolios	None

Jacqueline Rogers-Ayoub (46)	Vice President and Portfolio Manager	Vice President since 1993	Vice President of the Investment Adviser since 1986.	2 registered investment companies consisting of 2 portfolios	None

Kurt Schansinger (43)	Vice President and Portfolio Manager	Vice President since 2001	Managing Director of the Investment Adviser since 1997; Director (Equities) of the Investment Adviser from 1997 to 2000.	2 registered investment companies consisting of 2 portfolios	None

39

Name, Address* and Age	Position(s) Held with the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert M. Shearer (48)	Vice President and Portfolio Manager	Vice President since 1998	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1998 to 2000; Vice President of the Investment Adviser from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997; Vice President/Selection Manager at Concert Capital Management from 1993 to 1996.	3 registered investment companies consisting of 2 portfolios	None

Dennis W. Stattman (52)	Vice President and Portfolio Manager	Vice President since 2001	Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1997 to 2000; Vice President of the Investment Adviser from 1989 to 1997.	3 registered investment companies consisting of 3 portfolios	None

Richard Vella (46)	Vice President and Portfolio Manager	Vice President since 2004	Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999.	4 registered investment companies consisting of 10 portfolios	None

Frank Viola (39)	Vice President and Portfolio Manager	Vice President since 2002	Managing Director and Portfolio Manager of the Investment Adviser since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	11 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the MLIM/FAM advised funds and First Vice President and Chief Compliance Officer of the Investment Adviser (Americas) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; and Senior Counsel in the Commission’s Division of Enforcement in Washington, DC from 1990 to 1995.	124 registered investment companies consisting of 157 portfolios	None

Alice A. Pellegrino (44)	Secretary	Secretary since 2004	Director (Legal Advisory) of the Investment Adviser since 2002; Vice President of the Investment Adviser from 1999 to 2002; Attorney associated with the Investment Adviser since 1997.	123 registered investment companies consisting of 156 portfolios	None

*	The address for each officer listed is P.O. Box 9091, Princeton, New Jersey 08543-9091.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his current and former positions with the Investment Adviser, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
***	Elected by and serves at the pleasure of the Board of Directors of the Fund.
****	As a Director, Mr. Glenn serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws, charter or by statute, or until December 31 of the year in which he turns 72. Mr. Glenn is expected to retire as President and a Director of the Fund effective January 1, 2005.

40

Compensation of Directors

        The Fund pays each non-interested Director a combined fee for service on the Board and the Audit Committee of $13,000 per year plus a fee of $1,000 per in-person Board meeting attended and $1,000 per in-person Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $1,000. Each non-interested Director also receives an aggregate fee of $3,000 for each separate special in-person meeting attended, which is allocated equally among all the applicable MLIM/FAM-advised funds overseen by the Directors. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Audit Committee meetings.

        The following table sets forth the compensation estimated to be earned by each of the non-interested Directors for the Portfolios’ first full fiscal year and the aggregate compensation paid to them by all MLIM/FAM-advised funds (including the Fund), for the calendar year ended December 31, 2003:

Name of Director	Compensation From Fund	Pension or Retirement Benefit Accrued As Part of Fund Expenses	Aggregate Compensation From Fund and MLIM/FAM- advised Fund(1)
Donald W. Burton	$21,000	None	$203,750
M. Colyer Crum*	$22,000	None	$229,583
Laurie Simon Hodrick	$21,000	None	$203,750
David H. Walsh	$21,000	None	$138,042
Fred G. Weiss	$21,000	None	$203,750

(1)	For the number of MLIM/FAM advised funds from which each Director received compensation, see the table beginning on page [37].
*	Chairman of the Audit Committee.

        The Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries.

        Share Ownership. Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2003 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Director in Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	None	over $100,000
Non-Interested Directors:
Donald W. Burton	None	over $100,000
M. Colyer Crum	None	over $100,000
Laurie Simon Hodrick	None	over $100,000
David H. Walsh	None	over $100,000
Fred G. Weiss	None	over $100,000

        As of December 10, 2004, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2003 none of the non-interested Directors or their immediate family members owned beneficially or of record any securities of ML & Co.

41

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

        Investment Advisory Arrangements. The Fund on behalf of each Portfolio has entered into an investment advisory agreement with the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser is a Delaware limited partnership the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        Pursuant to the Investment Advisory Agreement, the Investment Adviser provides each Portfolio with investment advisory and management services. Subject to the supervision of the Fund’s Directors, the Investment Adviser is responsible for the actual management of each Portfolio’s portfolio and reviews each Portfolio’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for the management of each Portfolio.

        Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rates, based on the average daily net assets of each Portfolio, as follows:

Portfolio	Advisory Fee
Low Duration Portfolio	0.46%
Global SmallCap Portfolio	0.85%
Equity Dividend Portfolio	0.60%
Mid Cap Value Opportunities Portfolio	0.65%
Small Cap Index Portfolio	0.30%
International Index Portfolio	0.35%

        Because these Portfolios are new, the Fund paid no advisory fees to the Investment Adviser with respect to these Portfolios for the Fund’s last three fiscal years.

        The Investment Advisory Agreement will remain in effect for two years from the date of its execution and, thereafter, will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

        With respect to Global SmallCap Portfolio, Equity Dividend Portfolio and Mid Cap Value Opportunities Portfolio, the Investment Adviser has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Merrill Lynch Asset Management U.K., Limited (“MLAM U.K.”), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Portfolios. Because these Portfolios are new, for the Fund’s fiscal years ended December 31, 2003, 2002 and 2001, the Investment Adviser paid no fees to MLAM U.K. pursuant to the Sub-Advisory Agreements.

        Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. Each Portfolio pays all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses allocated on the basis of the Portfolio’s asset size. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of preparing, printing and mailing proxies, shareholder reports and prospectuses and statements of additional information (to the extent not paid for by the Distributor), Commission fees, accounting costs and other expenses properly payable by

42

the Fund and allocable on the basis of size of the respective Portfolios. Any litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services.

        In connection with the Board of Directors’ consideration of the Investment Advisory Agreement and, where applicable, the Sub-Advisory Agreement, the Board of Directors separately reviewed the provisions relating to each Portfolio. The Board compared each Portfolio’s fee rate for advisory and administrative services to certain comparable funds and reviewed information derived from a number of sources and covering a range of issues. The Board of Directors considered the compensation to be paid to the Investment Adviser and MLAM U.K. and the services to be provided to each Portfolio by the Investment Adviser under the Investment Advisory Agreement and to Global SmallCap Portfolio, Equity Dividend Portfolio and Mid Cap Value Opportunities Portfolio by MLAM U.K., as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to the investment advisory services to be provided to each Portfolio, the Investment Adviser and its affiliates will provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Portfolios. The Fund’s Board of Directors also considered the potential direct and indirect benefits to the Investment Adviser and MLAM U.K. from their relationship with the Fund and the Portfolios. Based on their experience as directors of other MLIM/FAM-advised funds, including other funds that are used to fund insurance company separate accounts, the members of the Board of Directors concluded that the services provided in all areas were of a high level and that the Portfolio would benefit from those services. The Board of Directors concluded that the investment advisory fee rate for each Portfolio was reasonable in relation to the services to be provided by the Investment Adviser and, where applicable, MLAM U.K. to that Portfolio as well as the anticipated costs and benefits to be gained by the Investment Adviser, MLAM U.K. and their affiliates in providing such services.

        In reviewing the Investment Advisory Agreement, the Board of Directors focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest in the types of securities and other investments to be used by each Portfolio, including investment companies with investment objectives and policies substantially similar to those of each Portfolio (the “comparable MLIM/FAM-advised fund”). With respect to Low Duration Portfolio, the Directors considered the requirements of managing a portfolio of relatively short term fixed income securities, including tax exempt fixed income securities and junk bonds. These requirements include ongoing credit analysis and monitoring and management of the Portfolio’s average duration. With respect to Global SmallCap Portfolio, the Board considered the requirements of managing a global portfolio of small cap equity securities, including the need to analyze the issuers of the securities and the markets in which those issuers are located on an ongoing basis. With respect to Equity Dividend Portfolio, the Directors considered the requirements of managing a portfolio of dividend paying equity securities. With respect to Mid Cap Value Opportunities Portfolio, the Directors considered the requirements of managing a portfolio of equity securities of mid cap issuers, including the need for ongoing analysis of the issuers of the securities. With respect to Small Cap Index Portfolio and International Index Portfolio, the Directors considered the requirements of managing a portfolio of securities and derivative instruments designed to track the performance of a particular index. The Directors also took into account the fact that the Investment Adviser and each Portfolio’s portfolio manager currently manages a retail fund that has the same investment objectives and strategies as the applicable Portfolio. In addition, the Directors considered that the Investment Adviser has over twenty five years experience in investing in both equity and fixed income securities, and that each Portfolio’s portfolio manager has extensive experience analyzing and investing in the types of securities to be used by his or her Portfolio.

        Based on their experience as directors of other open-end investment companies managed by the Investment Adviser that invest in equity and fixed income securities or that are managed to track a specific index, including certain of the comparable MLIM/FAM-advised retail funds, and the performance of those funds as compared to similar open-end investment companies investing in similar securities and managed by other investment advisers (“comparable funds”), the Board concluded that the Investment Adviser and each Portfolio’s portfolio manager had the expertise required to manage each Portfolio. The Board of Directors also reviewed and considered the costs to the Investment Adviser and its affiliates in managing those other MLIM/FAM-advised funds and their profitability

43

with respect to those funds. The Board of Directors also focused on the services provided by the Investment Adviser’s compliance and administrative staff to other MLIM/FAM-advised funds, and determined that those services were of a sufficiently high quality to benefit each Portfolio. Based on their experience as Directors of other funds sub-advised by MLAM U.K. and considering MLAM U.K.’s nearly twenty years of experience in providing sub-advisory services to funds that invest in international equity and fixed income securities, the Directors concluded that MLAM U.K. had the expertise required to provide services to Global SmallCap Portfolio, Equity Dividend Portfolio and Mid Cap Value Opportunities Portfolio that would benefit those portfolios.

        In connection with its consideration of the Investment Advisory Agreement, the Board of Directors also reviewed the compliance and administrative services to be provided to each Portfolio by the Investment Adviser, including its oversight of each Portfolio’s day to day operations and its oversight of Portfolio accounting. The Board of Directors noted that the Investment Adviser and its affiliates provide compliance and administrative services to all the MLIM/FAM-advised funds, as well as to a number of third party fund groups. The Directors concluded, based on their experience, that the compliance and administrative services provided by the Investment Adviser and its affiliates were of a high quality and that each Portfolio would benefit from these services.

        In reviewing the Investment Advisory Agreement, the Board of Directors placed significant emphasis on each Portfolio’s fee rate for advisory and administrative services as compared to those of comparable open end funds that invest primarily in the types of investments used by each Portfolio as provided by Lipper Inc. In particular, the Board of Directors noted that (i) Low Duration Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was at the median of the thirteen funds in its Lipper group; (ii) Global SmallCap Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was the lowest among the six funds in its Lipper group; (iii) Mid Cap Value Opportunities Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was the second lowest among the thirteen funds in its Lipper group; (iv) Equity Dividend Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was the lowest among the ten funds in its Lipper group; (v) Small Cap Index Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was the third lowest of the seven funds in its Lipper group; and (vi) International Index Portfolio had a contractual advisory fee rate at the estimated asset level for the Portfolio that was the second lowest among the six funds in its Lipper group.

        The Board of Directors also considered whether there should be changes in the investment advisory fee rate or structure in order to enable each Portfolio to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Portfolio’s assets. Based on the information reviewed and its discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that each advisory fee rate was reasonable in relation to the services to be provided to the applicable Portfolio. The Fund’s Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the Investment Company Act.

        Based on the foregoing, the Board of Directors, including a majority of the non-interested Directors, approved each Investment Advisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

        Accounting Services. The Fund has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. The Investment Adviser also provides certain additional accounting services and each Portfolio reimburses the Investment Adviser for such services. As of the date of this Statement of Additional Information, because these Portfolios are new the Fund had not paid any fees for accounting services with respect to the Portfolios. The table below sets forth the fees paid by the Fund to State Street and to the Investment Adviser for accounting services with respect to the eight existing Portfolios of the Fund for the periods shown:

Fiscal Period Ended,	Paid to State Street	Paid to the Investment Adviser
June 30, 2004	$382,780	$ 26,279
December 31, 2003	$771,837	$ 53,146
December 31, 2002	$826,700	$ 90,952
December 31, 2001	$888,946	$221,666

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        Distribution Plan. The Portfolios have adopted a Distribution Plan (the “Plan”) with regard to the Class II and Class III Common Stock of each Portfolio, pursuant to Rule 12b-1 under the Investment Company Act. The Plan permits the Fund to pay to each Insurance Company that enters into an agreement with the Fund to provide distribution related services to Contract owners, a fee, at the end of each month, of up to 0.15% of the net asset value of the Class II Common Stock and up to 0.25% of the net asset value of Class III Common Stock of each Portfolio held by such Insurance Company. Such services include, but are not limited to, (a) the printing and mailing of Portfolio prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contract owners, (b) services relating to the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund and including materials intended for use within the Insurance Company, (c) holding seminars and sales meetings designed to promote the distribution of the Class II and Class III Shares of the Portfolios, (d) obtaining information and providing explanations to Contract owners regarding the investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios, (e) training sales personnel regarding the Fund and the Portfolios, (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Separate Accounts of the Insurance Company, (g) providing personal services and/or maintenance of the Separate Accounts with respect to Class II and Class III Shares of the Portfolios attributable to such accounts, and (h) financing any other activity that the Fund’s Board of Directors determines is primarily intended to result in the sale of Class II and Class III Shares. As of the date of this Statement of Additional Information, because these Portfolios are new, the Fund had not paid any fees pursuant to the Class II Plan or Class III Plan to any Insurance Companies.

Code of Ethics

        The Board of Directors of the Fund has approved a Code of Ethics under Rule I7j-1 of the Investment Company Act that covers the Fund and the Fund’s Investment Adviser and Distributor (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional more onerous restrictions on Fund investment personnel.

Potential Conflicts of Interest

        Activities of the Investment Adviser, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in any Portfolio of the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

        Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as a Portfolio. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for a Portfolio.

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        The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

        The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

        From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

        In connection with its management of the Portfolios, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Portfolios.

        In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

        The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. Each Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of a Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with Merrill Lynch and its affiliates on an arms-length basis.

        Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Portfolio’s creditworthiness.

        It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale

46

that tend to reduce the Portfolio’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Merrill Lynch could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

        It is possible that a Portfolio may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. Each Portfolio also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other Merrill Lynch clients. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

        The Investment Adviser, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for a Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

        The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that a Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for a Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

        Present and future activities of Merrill Lynch, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

Selective Disclosure of Portfolio Holdings

        Pursuant to policies and procedures adopted by the Fund and the Investment Adviser, the Fund and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to each Portfolio’s portfolio holdings. The Board of Directors of the Fund has approved the policies and procedures adopted by the Fund and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Fund’s Chief Compliance Officer has undertaken to report any violations of these policies and procedures to the Board of Directors.

        Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, sector and industry weightings, trading details, and the Fund Investment Adviser’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

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        Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

        Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, outside Fund counsel, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may also be disclosed to other appropriate persons without meeting these conditions, but only with the prior approval of the Fund’s Chief Compliance Officer or the Investment Adviser’s General Counsel. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement.

        The Fund has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

        Fund’s Board of Directors
        Fund’s Transfer Agent
        Fund’s Independent Registered Public Accounting Firm
        Fund’s accounting services provider — State Street Bank and Trust Company
        Fund Custodian
        Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
        Information aggregators — Wall Street on Demand and Thomson Financial
        Insurance companies that use the Fund’s Portfolios to fund insurance contracts

        Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal department. Disclosure is made to insurance companies on a quarterly basis.

        The Fund and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Investment Adviser’s Code of Ethics

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and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Investment Adviser’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Portfolio — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of a Portfolio’s portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

DETERMINATION OF NET ASSET VALUE

        The net asset value of each class of shares of each Portfolio is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share of each class of shares of a Portfolio is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Portfolio and attributable to such class minus all liabilities (including accrued expenses) attributable to such class by the total number of shares of such class outstanding of that Portfolio at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

        Securities that are held by a Portfolio that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

        Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.

        Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Portfolios assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit and variable amount master demand note is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by a Portfolio or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

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        Repurchase agreements are valued at cost plus accrued interest. Each Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

        Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

        Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

        To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for

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the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

        In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

        From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

        The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

        The Fund anticipates that any brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Portfolio in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on portfolio strategies.

        Information about the brokerage commissions paid by the Fund with respect to its existing Portfolios, including commissions paid to Merrill Lynch is set forth in the following table:

Fiscal Year Period Ended:	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
June 30, 2004	$ 866,184	$ 81,506
December 31, 2003	$1,992,397	$234,913
December 31, 2002	$2,387,461	$215,721
December 31, 2001	$4,804,891	$548,574

        For the fiscal year ended December 31, 2003, the brokerage commissions paid to Merrill Lynch represented 11.79% of the aggregate brokerage commissions paid and involved 5.57% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

        The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the period January 1, 2004 to June 30, 2004 and the fiscal years ended December 31, 2003, 2002, and 2001, the lending agent received $17,526, $92,202, $163,263 and $5,610, respectively, in securities lending agent fees from the Fund with respect to each of the existing Portfolios. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money

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market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

        Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of the Fund’s portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities Inc. (“GSI”), Merrill Lynch Money Markets Inc. (“MMI”) and Merrill Lynch, may not serve as dealers in connection with such transactions except pursuant to exemptive orders from the Commission. However, affiliated persons of the Fund may serve as its broker in over-the-counter or other transactions conducted on an agency basis, subject to the Fund’s policy of obtaining best price and execution. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act.

        Certain court decisions have raised questions as to whether investment companies should seek to “recapture” brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law. The Investment Adviser has arranged for the Fund’s Custodian to receive on behalf of the Fund any tender offer solicitation fees payable with respect to portfolio securities of the Fund.

Portfolio Turnover

        The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

PURCHASE OF SHARES

        The Fund continuously offers shares of Class I Common Stock, Class II Common Stock and Class III Common Stock of each of the Portfolios at prices equal to the respective per share net asset value of the Portfolios. FAM Distributors, Inc., a wholly owned subsidiary of the Investment Adviser, acts as the distributor of the shares.

        Net asset value is determined in the manner set forth under “Determination of Net Asset Value.”

        The Fund and the Distributor reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise. Any order may be rejected by the Fund or the Distributor.

        Generally, only insurance company separate accounts may purchase Fund shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Fund. Accordingly, each insurance company separate account that owns shares of the Fund maintains omnibus accounts with the Fund’s transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management. The Investment Adviser,

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the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners.

REDEMPTION OF SHARES

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

        The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

        Reference is made to “Other Important Information — Dividends and Taxes” in the Prospectus.

Federal Income Taxes

        Under the Code, each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes and, thus, each Portfolio is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Portfolios.

        Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

DISTRIBUTION ARRANGEMENTS

        The Fund has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor with respect to the sale of the Fund’s shares to the Distributor for resale to the Accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly owned subsidiary of ML & Co.

        The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

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PERFORMANCE DATA

        From time to time, the average annual total return and other total return data, as well as yield, of one or more of the Fund’s Portfolios may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the Commission.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

        Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period.

        Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. The Portfolio’s total return and yield will vary depending on market conditions, the securities comprising the Portfolio’s portfolio, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

        On occasion, one or more of the Portfolios may compare its performance to that of the Portfolio’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices or to performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, BusinessWeek, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrows, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Portfolio’s relative performance for any future period.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

AVERAGE ANNUAL TOTAL RETURN

        Because each Portfolio is new it does not currently have performance information.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to each Portfolio’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Portfolio. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Portfolio and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance

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the economic value of the securities held by the Portfolio. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Portfolios, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Portfolio, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Portfolio’s portfolio manager, may determine that the Portfolio’s specific circumstances require that its proxies be voted differently.

        To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

        The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Portfolio.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to

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those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

        The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

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•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Fund voted proxies relating to securities held in the each existing Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, (i) at www.mutualfunds.ml.com and (2) on the Commission’s web site www.sec.gov.

ADDITIONAL INFORMATION

        Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

ORGANIZATION OF THE FUND

        The Fund was incorporated under the laws of the State of Maryland on September 4, 1980 as the Merrill Lynch Investment Series Fund, Inc. On January 16, 1981, the Fund changed its name to Merrill Lynch Series Fund, Inc. The total authorized capital stock of the Fund consists of 4,100,000,000 shares of Common Stock, par value $0.10 per share. 540,000,000 shares of that authorized capital stock is allocated to the Portfolios. These 540,000,000 shares are divided into 180,000,000 shares of Class I Common Stock, par value $0.10 per share, 180,000,000 shares of Class II Common Stock, par value $0.10 per share and 180,000,000 shares of Class III Common Stock, par value $0.10 per share. The shares of Class I, Class II and Class III Common Stock are each divided into six classes designated Low Duration Portfolio Common Stock, Global SmallCap Portfolio Common Stock, Equity Dividend Portfolio Common Stock, Mid Cap Value Opportunities Portfolio Common Stock, Small Cap Index Portfolio common Stock and International Index Common Stock.

        The remaining shares of Common Stock are divided into nineteen classes, Money Reserve Portfolio Common Stock, Intermediate Government Bond Portfolio Common Stock, Core Bond Strategy Portfolio Common Stock, High Yield Portfolio Common Stock, Large Cap Core Strategy Portfolio Common Stock, Fundamental Growth Strategy Portfolio Common Stock, Balanced Capital Strategy Portfolio Common Stock, Global Allocation Strategy Portfolio Common Stock, and ten classes of Common Stock that have been designated classes A, B, C, D, E, F, G, H, I and J, respectively. The Fund has no present plan to issue shares of classes A, B, C, D, E, F. G, H, I or J Common Stock. Each class of Common Stock consists of 100,000,000 shares, except for the Money Reserve Portfolio which has 2,000,000,000 authorized shares and the Balanced Capital Strategy Portfolio which has 300,000,000 authorized shares.

        All shares of Common Stock have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net

57

assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; and (iii) approval of a distribution agreement.

        The Investment Adviser will provide the initial capital for each of the Portfolios.

FINANCIAL INFORMATION

        Because each Portfolio is new it does not currently have financial information.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-1

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

        A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

A-2

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B CCC CC, C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-l” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard &Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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        Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

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Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D, DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery

        Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

        Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

        The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-l+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOU” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

        Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

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Code #19058-1204